UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market — a key determinant for the Fed’s decision on the future of interest rate policy — showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2015

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2015, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex U.S.) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•	Within equities, an overweight position in Japan as well as stock selection and an underweight position in the United States contributed to performance. With respect to sectors, stock selection in information technology (“IT”) and industrials added to returns. Stock selection within the energy sector was also additive, although this was partially offset by an overweight position in the energy sector that detracted from returns. An underweight position in fixed income (relative to the Reference Benchmark) contributed positively to performance. From a currency perspective, an overweight position in the U.S. dollar positively impacted performance. Allocation to cash equivalents negatively impacted performance.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation increased from 62% to 63% of net assets. Within equities, the Fund increased exposure to Asia, notably Japan, and reduced exposure to Europe, notably in Germany and France, and to the United States. On a sector basis, the Fund increased exposures to IT and materials and reduced exposures to financials, health care, energy, utilities, consumer discretionary and industrials. The Fund’s allocation to fixed income finished the period essentially unchanged at 22% of net assets. Within fixed income, the Fund increased exposure to corporate debt and reduced exposure to government bonds. With respect to government bonds, the Fund decreased exposure to U.S. Treasuries as well as exposure to Australian and Brazilian sovereign bonds, and increased exposure to European sovereign debt. The Fund’s exposure to commodity-related securities remained essentially unchanged at 1% of net assets.
•	Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings decreased from 15% to 14% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period overweight in equities, significantly underweight in fixed income, overweight in commodity-related assets and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Japan and Europe and underweight in the United States. Within Europe, the Fund was overweight in France and the Netherlands, and underweight in the United Kingdom. From a sector perspective, the Fund was overweight in health care, industrials, materials and energy, and underweight in consumer staples, financials, consumer discretionary and IT. Within fixed income, the Fund was underweight in U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight in government bonds in Mexico, Brazil and Australia. In addition, the Fund was overweight in corporate debt.
•	With respect to currency exposure, the Fund was overweight in the U.S. dollar, Mexican peso, Hong Kong dollar, Singapore dollar, Indian rupee and the Brazilian real. The Fund was underweight in the euro, Japanese yen, Canadian dollar, Australian dollar, British pound and the Korean won.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This unmanaged capitalization-weighted index is comprised of 2,531 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended April 30, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.39%	6.04%	N/A	7.06%	N/A	7.80%	N/A
Investor A	4.25	5.77	0.22%	6.78	5.63%	7.52	6.94%
Investor B	3.82	4.98	0.66	5.92	5.60	6.83	6.83
Investor C	3.84	5.00	4.05	5.98	5.98	6.70	6.70
Class R	4.04	5.39	N/A	6.40	N/A	7.16	N/A
FTSE World Index	4.97	7.42	N/A	10.36	N/A	7.62	N/A
Reference Benchmark	2.63	4.33	N/A	7.96	N/A	6.50	N/A
U.S. Stocks: S&P 500® Index[6]	4.40	12.98	N/A	14.33	N/A	8.32	N/A
Non-U.S. Stocks: FTSE World (ex U.S.) Index[7]	5.46	1.91	N/A	6.75	N/A	6.74	N/A
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	1.79	3.35	N/A	3.47	N/A	4.43	N/A
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	(4.67)	(9.32)	N/A	0.93	N/A	2.55	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
[7]	This unmanaged capitalization-weighted index is comprised of 1,887 equities in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
•	Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2014 and held through April 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,043.90	$3.95	$1,000.00	$1,020.93	$3.91	0.78%
Investor A	$1,000.00	$1,042.50	$5.37	$1,000.00	$1,019.54	$5.31	1.06%
Investor B	$1,000.00	$1,038.20	$9.30	$1,000.00	$1,015.67	$9.20	1.84%
Investor C	$1,000.00	$1,038.40	$9.10	$1,000.00	$1,015.87	$9.00	1.80%
Class R	$1,000.00	$1,040.40	$7.08	$1,000.00	$1,017.85	$7.00	1.40%
[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Portfolio Information

As of April 30, 2015

Percent of
Ten Largest Holdings (Equity Investments)	Long-Term Investments
Anadarko Petroleum Corp.	1%
The Procter & Gamble Co.	1
Google, Inc., Class C	1
JPMorgan Chase & Co.	1
Wells Fargo & Co.	1
Freeport-McMoRan, Inc.	1
Phillips 66	1
Nestle SA, Registered Shares	1
AbbVie, Inc.	1
Bank of America Corp.	1

Percent of
Geographic Allocation	Long-Term Investments
United States	48%
Japan	12
United Kingdom	6
France	3
Australia	2
Brazil	2
Canada	2
Mexico	2
Netherlands	2
Switzerland	2
Germany	1
Hong Kong	1
India	1
Ireland	1
Singapore	1
Other[1]	14
[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets[2]		Reference Benchmark[4] Percentages
	4/30/2015	10/31/2014[3]
US Equities	27%	28%	35%
European Equities	14%	15%	13%
Asia Pacific Equities	19%	16%	9%
Other Equities	3%	3%	3%
Total Equities	63%	62%	60%

US Dollar Denominated Fixed Income Securities	13%	13%	24%
U.S. Issuers	9%	10%	—
Non-U.S. Issuers	5%	3%	—
Non-U.S. Dollar Denominated Fixed Income Securities	8%	9%	16%
Total Fixed Income Securities	22%	22%	40%

Commodity-Related	1%	1%	—

Cash & Short-Term Securities	14%	15%	—

[2]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.
[3]	Prior period data is updated to reflect the economic value of options and convertible bonds and to present commodity-related exposure separately.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments April 30, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.3%
Commonwealth Bank of Australia	750,548	$52,536,083
Healthscope Ltd.	27,699,618	62,076,646
Mesoblast Ltd. (a)(b)	5,013,769	14,202,400
Westpac Banking Corp.	1,206,748	34,670,677
		163,485,806
Belgium — 0.0%
RHJ International (a)	2,830,379	13,506,886
Brazil — 0.4%
BR Malls Participacoes SA	5,183,315	28,213,666
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	769,782	26,060,095
Cosan Ltd., Class A	3,194,696	23,193,493
Cyrela Brazil Realty SA	2,224,324	8,659,726
Gerdau SA — ADR	7,987,515	26,838,050
Itau Unibanco Holding SA, Preference Shares	2,653,188	33,929,316
MRV Engenharia e Participacoes SA	140,358	384,325
Petroleo Brasileiro SA — ADR (a)(b)	4,881,257	46,371,942
Qualicorp SA (a)	2,985,892	24,577,282
SLC Agricola SA	1,994,189	11,549,677
		229,777,572
Canada — 1.4%
Athabasca Oil Corp. (a)(b)	7,808,418	14,303,029
Barrick Gold Corp.	4,373,542	56,943,517
Cameco Corp.	4,125,987	72,534,852
Canadian National Railway Co.	956,992	61,745,124
Eldorado Gold Corp.	6,155,536	30,662,886
Enbridge, Inc.	102,550	5,359,969
First Quantum Minerals Ltd.	10,754,578	164,728,223
Goldcorp, Inc.	5,276,252	99,351,825
Platinum Group Metals, Ltd. (a)(b)	25,092,228	11,230,670
Platinum Group Metals, Ltd. (a)	14,966,812	6,735,065
Potash Corp. of Saskatchewan, Inc.	644,059	21,032,677
Suncor Energy, Inc.	498,799	16,254,630
The Toronto-Dominion Bank	920,835	42,511,819
TransCanada Corp.	3,237,382	150,263,897
Valeant Pharmaceuticals International, Inc. (a)(c)	164,897	35,771,106
		789,429,289

Common Stocks	Shares	Value
China — 0.5%
Alibaba Group Holding Ltd. — SP ADR (a)	673,504	$54,749,140
Dalian Wanda Commercial Properties Co., Ltd. (a)(d)	4,392,300	36,015,750
Dongfeng Motor Group Co. Ltd., Class H	7,708,700	12,806,897
Haitian International Holdings Ltd. (b)	13,062,600	32,488,483
Mindray Medical International Ltd., ADR (b)	982,866	30,350,902
SINA Corp. (a)	1,188,862	52,303,984
Sinopharm Group Co. Ltd., Class H	5,510,100	26,171,859
Zhongsheng Group Holdings Ltd. (b)	19,035,171	17,372,497
		262,259,512
Cyprus — 0.0%
Ocean Rig UDW, Inc.	1,678,794	12,607,743
Denmark — 0.0%
Novo Nordisk A/S, Class B	122,540	6,879,478
TDC A/S	1,602,668	12,201,763
		19,081,241
France — 2.3%
Airbus Group NV	1,741,964	120,721,754
Arkema	613,083	49,336,753
AtoS	587,741	45,938,532
AXA SA	3,099,184	78,365,459
BNP Paribas SA	1,545,068	97,573,005
Bouygues SA	337,740	13,943,488
Compagnie de Saint-Gobain	1,030,264	46,822,497
Dassault Aviation SA	51,071	68,567,450
GDF Suez	2,226,564	45,302,535
Orange SA	1,437,543	23,678,221
Renault SA	282,456	29,719,362
Safran SA	2,491,363	182,037,244
Sanofi	987,758	100,544,288
Schneider Electric SE	621,625	46,465,461
Societe Generale SA	559,634	27,978,711
Total SA	1,653,257	89,523,786
Total SA — ADR	1,997,997	108,091,638
UbiSoft Entertainment SA (a)	1,321,209	24,362,769
Worldline SA (a)(d)	2,750,968	61,716,703
		1,260,689,656

Portfolio Abbreviations

ADR AUD BBSW BRL CAD CHF CLP CME CNH CVA EUR FRA
American Depositary Receipts
Australian Dollar
Bank Bill Swap Reference Rate
Brazilian Real
Canadian Dollar
Swiss Franc
Chilean Peso
Chicago Mercantile Exchange
Chinese Renminbi
Certificaten Van Aandelen
(Dutch Certificate)
Euro
Frankfurt Stock Exchange
FTSE GBP GDR IDR INR JPY JSC KRW LIBOR LIFFE MXN NZD
Financial Times Stock Exchange
British Pound
Global Depositary Receipt
Indonesian Rupiah
Indian Rupee
Japanese Yen
Joint Stock Company
South Korean Won
London Interbank Offered Rate
London International Financial Futures
and Options Exchange
Mexican Peso
New Zealand Dollar
OTC PCL PLN REIT SGD S&P SPDR TBA TWD USD WIBOR
Over-the-Counter
Public Company Limited
Polish Zloty
Real Estate Investment Trust
Singapore Dollar
Standard and Poor’s
Standard & Poor’s Depository Receipts
To-Be-Announced
Taiwan Dollar
U.S. Dollar
Warsaw Interbank Offered Rate

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Germany — 0.8%
Bayer AG, Registered Shares	417,978	$60,160,652
Bayerische Motoren Werke AG	489,213	57,709,812
Deutsche Bank AG, Registered Shares	1,352,214	43,246,283
Deutsche Post AG, Registered Shares	852,391	28,067,735
Deutsche Telekom AG, Registered Shares	2,857,071	52,514,824
Linde AG	139,462	27,252,209
SAP AG	317,260	23,973,750
Volkswagen AG	23,192	5,874,851
Volkswagen AG, Preference Shares	567,408	146,076,714
		444,876,830
Hong Kong — 1.1%
AIA Group Ltd.	8,602,600	57,211,370
Beijing Enterprises Holdings Ltd.	10,367,232	94,743,123
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	116,959,394	8,752,469
China Overseas Land & Investment Ltd.	13,906,000	57,923,772
China Resources Land Ltd.	9,406,000	34,126,933
Haier Electronics Group Co. Ltd.	11,447,000	32,928,752
Sino Biopharmaceutical Ltd.	25,498,153	29,110,659
Sun Hung Kai Properties Ltd.	9,433,166	156,670,839
Wharf Holdings Ltd. (b)	17,011,000	122,566,130
		594,034,047
India — 0.2%
Cummins India Ltd.	1,419,420	19,240,562
Maruti Suzuki India Ltd.	631,317	37,337,615
Oil & Natural Gas Corp. Ltd.	10,574,288	50,508,818
Reliance Industries Ltd.	1,022,552	13,868,569
		120,955,564
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	26,816,684	29,376,811
Ireland — 0.7%
Eaton Corp. PLC	1,880,981	129,279,824
King Digital Entertainment PLC	1,032,674	16,378,210
Medtronic PLC	1,236,188	92,034,196
Seagate Technology PLC	179,522	10,541,532
Shire PLC	1,230,312	99,979,506
XL Group PLC	1,081,277	40,093,751
		388,307,019
Israel — 0.7%
Check Point Software Technologies Ltd. (a)(b)	147,149	12,283,998
Mobileye NV (a)(b)	4,679,736	209,932,957
Teva Pharmaceutical Industries Ltd. — ADR	2,489,416	150,410,515
		372,627,470
Italy — 0.5%
Banco Popolare SC (a)	260,127	4,112,468
Ei Towers SpA (a)(e)	1,319,709	80,167,279
Enel SpA	9,121,920	43,237,344
Eni SpA	305,869	5,868,357
Intesa Sanpaolo SpA	17,266,106	58,005,493
RAI Way SpA (a)(d)	7,359,751	36,113,224
Telecom Italia SpA (a)	9,466,543	11,173,047
Telecom Italia SpA, Non-Convertible Savings Shares	4,852,222	4,669,747
UniCredit SpA	4,188,712	30,067,105
Unione di Banche Italiane SCpA	612,325	4,860,251
		278,274,315

Common Stocks	Shares	Value
Japan — 9.9%
Aisin Seiki Co. Ltd.	1,549,690	$70,864,115
Ajinomoto Co., Inc.	1,049,000	23,259,120
Alpine Electronics, Inc.	295,200	5,998,849
Asahi Group Holdings Ltd.	358,900	11,541,159
Asahi Kasei Corp.	5,641,900	53,127,675
ASKUL Corp.	10,900	255,216
Astellas Pharma, Inc.	2,179,550	33,937,110
Autobacs Seven Co., Ltd.	176,900	2,755,309
The Bank of Yokohama Ltd.	1,671,000	10,605,110
Benesse Holdings, Inc.	64,100	2,008,943
Bridgestone Corp.	3,457,700	144,821,188
Canon Marketing Japan, Inc.	203,100	3,815,172
Canon, Inc.	751,500	26,794,522
The Chiba Bank Ltd.	1,420,000	11,670,148
Chiyoda Corp.	372,000	3,375,843
Chubu Electric Power Co., Inc.	2,701,300	35,804,641
COMSYS Holdings Corp.	118,900	1,656,487
Daihatsu Motor Co. Ltd.	141,800	2,054,033
Daikin Industries Ltd.	932,500	62,821,605
Daikyo, Inc.	2,787,000	4,193,285
Daito Trust Construction Co. Ltd.	334,200	38,917,793
Dena Co. Ltd. (b)	1,248,600	24,942,065
Denso Corp.	3,522,980	174,901,001
East Japan Railway Co.	1,879,173	166,094,405
Eisai Co. Ltd.	332,700	22,176,915
Electric Power Development Co. Ltd.	328,700	11,034,236
Exedy Corp.	25,800	633,635
FamilyMart Co. Ltd.	601,300	25,893,787
FANUC Corp.	260,780	57,361,866
Fuji Heavy Industries Ltd.	7,116,990	237,992,063
Fukuoka Financial Group, Inc.	5,762,000	33,104,096
Futaba Industrial Co. Ltd.	1,775,850	8,923,451
Gree, Inc. (b)	5,076,100	32,773,707
GS Yuasa Corp.	5,707,000	26,830,139
GungHo Online Entertainment, Inc. (b)	6,222,000	25,542,248
Hitachi Chemical Co. Ltd.	2,329,300	45,085,783
Hitachi High-Technologies Corp.	327,800	9,499,522
Hitachi Kokusai Electric, Inc.	224,000	3,102,572
Hitachi Ltd.	14,844,500	101,282,578
Honda Motor Co. Ltd.	2,769,281	92,841,141
Hoya Corp.	1,333,817	51,406,457
IHI Corp.	7,642,000	35,035,728
Inpex Corp.	10,207,500	128,107,451
Isuzu Motors Ltd.	3,852,500	51,060,301
Japan Airlines Co. Ltd.	4,082,600	136,122,774
Japan Tobacco, Inc.	803,500	28,058,914
JGC Corp.	1,289,630	26,838,310
JSR Corp.	2,640,100	45,033,326
Kamigumi Co. Ltd.	416,000	4,165,055
The Kansai Electric Power Co., Inc. (a)	562,200	5,650,044
KDDI Corp.	2,239,700	52,996,538
Keyence Corp.	33,500	17,883,929
Kinden Corp.	466,000	6,545,284
Kirin Holdings Co. Ltd.	1,632,800	21,612,077
Koito Manufacturing Co. Ltd.	691,100	24,183,191
Komatsu Ltd.	1,580,700	31,802,290
Kubota Corp.	2,157,510	33,767,223
Kuraray Co. Ltd.	2,544,620	34,410,191
Kyocera Corp.	1,089,900	56,894,364
Kyushu Electric Power Co., Inc. (a)	782,700	8,347,607
Mabuchi Motor Co. Ltd.	221,200	13,244,967
Maeda Road Construction Co. Ltd.	223,000	3,675,173
Medipal Holdings Corp.	90,800	1,238,739

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Japan (continued)
Mitsubishi Corp.	5,090,830	$109,843,288
Mitsubishi Electric Corp.	7,900,000	103,171,640
Mitsubishi Estate Co. Ltd.	2,368,000	55,736,257
Mitsubishi Heavy Industries Ltd.	9,740,000	53,966,602
Mitsubishi UFJ Financial Group, Inc.	21,980,700	156,158,584
Mitsui & Co. Ltd.	11,373,934	159,077,241
MS&AD Insurance Group Holdings, Inc.	1,232,162	35,260,824
Murata Manufacturing Co. Ltd.	223,840	31,542,181
Nabtesco Corp.	557,200	15,325,241
Namco Bandai Holdings, Inc.	423,100	8,691,900
NEC Corp.	15,850,000	52,733,128
Nexon Co. Ltd.	628,900	8,021,674
Nikon Corp.	3,334,600	47,412,913
Nintendo Co. Ltd.	548,900	92,160,333
Nippo Corp.	86,000	1,438,268
Nippon Express Co. Ltd.	2,454,000	14,087,058
Nippon Steel & Sumitomo Metal	9,407,000	24,469,640
Nippon Telegraph & Telephone Corp.	843,650	56,967,434
Nitto Denko Corp.	1,797,300	115,180,903
Nomura Holdings, Inc.	4,195,800	27,219,891
Nomura Real Estate Holdings, Inc.	1,007,900	20,487,595
NS Solutions Corp.	22,300	748,200
NTT DoCoMo, Inc.	743,000	13,160,373
Okumura Corp.	5,925,620	28,384,375
Omron Corp.	463,300	21,273,824
Otsuka Holdings Co. Ltd.	1,109,200	35,011,371
Rinnai Corp.	639,875	48,549,270
Rohm Co. Ltd.	1,454,700	100,904,934
Ryohin Keikaku Co. Ltd.	210,300	33,538,712
Sanrio Co. Ltd. (b)	1,541,900	41,302,130
Sawai Pharmaceutical Co. Ltd.	154,400	8,789,302
SCSK Corp.	49,000	1,430,837
Secom Co. Ltd.	122,500	8,681,741
Sega Sammy Holdings, Inc.	2,219,700	30,987,853
Seino Holdings Co Ltd.	650,700	7,469,321
Shimamura Co. Ltd.	58,800	5,860,883
Shin-Etsu Chemical Co. Ltd.	2,197,740	134,345,203
Ship Healthcare Holdings, Inc.	748,500	18,293,453
The Shizuoka Bank Ltd.	958,000	10,546,775
SHO-BOND Holdings Co. Ltd.	19,800	872,896
SMC Corp.	78,200	23,524,269
Sohgo Security Services Co. Ltd.	318,300	10,375,803
Sompo Japan Nipponkoa Holdings, Inc.	783,900	25,609,872
Sony Corp. (a)	1,103,800	33,369,792
Sony Financial Holdings, Inc.	2,669,300	47,920,690
Stanley Electric Co. Ltd.	231,300	5,189,821
Sumco Corp.	1,759,000	26,540,108
Sumitomo Corp.	5,090,000	60,101,282
Sumitomo Electric Industries Ltd.	3,051,000	43,105,005
Sumitomo Mitsui Financial Group, Inc.	3,047,700	133,076,561
Suntory Beverage & Food Ltd.	777,200	33,054,488
Suzuki Motor Corp.	3,856,908	124,663,386
Takeda Pharmaceutical Co. Ltd.	48,700	2,500,308
THK Co. Ltd.	234,600	5,893,385
Toda Corp.	6,901,900	28,446,560
Tokio Marine Holdings, Inc.	2,482,021	101,181,296
Tokyo Gas Co. Ltd.	19,206,285	110,835,601
Toyota Industries Corp.	2,910,080	164,810,434
Toyota Motor Corp.	2,234,100	155,513,735
Toyota Tsusho Corp.	673,700	17,321,954
Trend Micro, Inc.	418,200	14,148,329
TV Asahi Corp.	206,600	3,812,234
Ube Industries Ltd.	18,580,500	30,825,824

Common Stocks	Shares	Value
Japan (concluded)
Yahoo! Japan Corp.	5,156,100	$21,063,839
Yamada Denki Co. Ltd. (b)	10,681,200	43,718,888
Yamaha Corp.	580,000	10,539,857
Yamato Kogyo Co. Ltd.	25,500	599,962
		5,485,219,797
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	2,190,194	24,858,702
Luxembourg — 0.0%
RTL Group SA	57,536	5,394,047
Malaysia — 0.2%
Axiata Group Bhd	21,088,953	39,851,750
IHH Healthcare Bhd	40,966,800	68,095,874
Telekom Malaysia Bhd	9,463,934	19,651,522
		127,599,146
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	2,041,718	42,651,489
America Movil SAB de CV, Series L	25,248,541	26,512,449
Fibra Uno Administracion SA de CV	25,639,808	63,974,179
PLA Administradora Industrial S de RL de CV (a)	6,720,405	13,272,603
		146,410,720
Netherlands — 0.9%
Akzo Nobel NV	1,060,940	81,176,454
CNH Industrial NV, Special Voting Shares	759,054	6,618,951
Constellium NV, Class A (a)	3,678,828	67,580,070
ING Groep NV CVA (a)	4,151,770	63,694,543
Koninklijke DSM NV	969,328	55,281,352
Koninklijke Philips Electronics NV	874,732	25,056,036
Royal Dutch Shell PLC, A Shares	1,350,296	42,814,089
Royal Dutch Shell PLC, Class A	483,314	15,239,004
Royal Dutch Shell PLC, Class B	301,155	9,641,715
SBM Offshore NV (a)(b)(e)	10,142,314	130,976,451
		498,078,665
Norway — 0.4%
Statoil ASA	10,292,775	218,210,525
Peru — 0.3%
Southern Copper Corp.	4,559,121	148,536,162
Portugal — 0.1%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	3,964,174	28,874,002
Russia — 0.0%
Novorossiysk Commercial Sea Trade Port — GDR	1,481,125	3,006,684
Singapore — 0.7%
CapitaLand Ltd.	32,986,100	91,794,867
Global Logistic Properties Ltd.	52,269,900	108,409,874
Keppel Corp. Ltd.	13,413,900	88,105,510
Raffles Medical Group Ltd. (b)	7,184,200	21,880,536
Singapore Telecommunications Ltd.	16,005,210	53,482,948
		363,673,735
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	7,389,356	25,378,385
South Korea — 0.5%
Hyundai Motor Co.	363,767	57,089,991
Hyundai Wia Corp.	140,815	19,953,319
Samsung Electronics Co. Ltd.	125,398	164,503,835

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
South Korea (concluded)
Samsung Electronics Co. Ltd., Preference Shares	12,964	$13,154,459
Samsung SDI Co., Ltd. (b)	110,827	12,338,544
SK Hynix, Inc.	663,439	28,385,273
		295,425,421
Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA	4,542,336	45,641,742
Banco Santander SA	3,369,502	25,475,350
Gas Natural SDG SA	191,188	4,700,944
		75,818,036
Sweden — 0.2%
Electrolux AB, Class B	249,049	7,457,179
Getinge AB, Class B	600,611	14,597,775
Lundin Petroleum AB (a)(b)	5,256,988	85,093,712
Svenska Handelsbanken AB, Class A	553,556	25,551,551
		132,700,217
Switzerland — 1.7%
ACE Ltd.	100,968	10,802,566
Credit Suisse Group AG, Registered Shares (a)	629,608	16,663,872
Nestle SA, Registered Shares	3,337,365	258,926,835
Novartis AG, Registered Shares	1,800,182	183,748,387
Roche Holding AG	562,475	160,955,087
Syngenta AG, Registered Shares	380,339	127,272,652
TE Connectivity Ltd.	198,117	13,184,686
UBS Group AG (a)	6,716,147	134,170,670
Zurich Insurance Group AG (a)	88,830	27,417,660
		933,142,415
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	9,436,672	22,584,187
Far EasTone Telecommunications Co. Ltd.	7,168,099	17,090,554
Taiwan Mobile Co. Ltd.	4,967,000	17,498,978
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000,000	57,771,259
Yulon Motor Co. Ltd.	11,478,000	14,977,862
		129,922,840
Thailand — 0.1%
Bangkok Dusit Medical Services PCL (b)	78,606,300	48,167,671
Bumrungrad Hospital PCL	6,052,700	29,469,387
		77,637,058
United Arab Emirates — 0.2%
Al Noor Hospitals Group PLC	2,508,104	34,572,447
NMC Health PLC	4,251,472	49,728,177
		84,300,624
United Kingdom — 3.0%
Antofagasta PLC	13,686,757	163,820,649
AstraZeneca PLC	1,835,955	125,995,331
AstraZeneca PLC — ADR	382,414	26,187,711
Barclays PLC	4,366,710	17,084,533
BG Group PLC	417,951	7,570,572
BP PLC	2,239,651	16,153,247
BT Group PLC	7,812,410	54,488,306
Coats Group PLC (a)	9,662,955	3,911,434
Delphi Automotive PLC	861,008	71,463,664
Delta Topco Ltd., (Acquired 5/02/12, cost $48,436,537) (e)	78,481,957	45,103,581
Diageo PLC	469,785	13,042,340
Diageo PLC — ADR	578,726	64,250,160
GlaxoSmithKline PLC	305,833	7,063,723

Common Stocks	Shares	Value
United Kingdom (concluded)
HSBC Holdings PLC	17,694,371	$176,757,875
Legal & General Group PLC	8,485,590	33,730,854
Lloyds Banking Group PLC	42,959,355	50,875,763
Manchester United PLC, Class A (a)(b)	17,880	277,498
National Grid PLC	4,117,087	55,388,574
Ophir Energy PLC (a)	19,188,964	41,830,855
Prudential PLC	3,609,390	89,864,855
Rio Tinto PLC	4,371,480	195,628,337
Royal Dutch Shell PLC — ADR, Class A	1,639,328	103,982,575
SABMiller PLC	2,926,558	154,911,114
Spire Healthcare Group PLC (a)(d)	8,794,627	43,071,554
Standard Chartered PLC	1,507,498	24,681,057
Vodafone Group PLC	9,054,311	31,900,204
Vodafone Group PLC, ADR	1,048,791	36,917,443
		1,655,953,809
United States — 27.6%
3M Co.	70,380	11,006,728
Abbott Laboratories (c)	777,896	36,109,932
AbbVie, Inc. (c)	3,988,851	257,919,106
Accenture PLC, Class A	118,920	11,017,938
Actavis PLC (a)	694,295	196,388,284
Activision Blizzard, Inc. (c)	6,059,486	138,247,173
Adobe Systems, Inc. (a)	160,255	12,188,995
The AES Corp.	2,852,133	37,790,762
Aetna, Inc. (c)	1,081,562	115,586,531
Agilent Technologies, Inc.	1,585,757	65,602,767
Alexion Pharmaceuticals, Inc. (a)	294,933	49,911,512
Alliance Data Systems Corp. (a)	37,099	11,029,904
The Allstate Corp.	559,065	38,944,468
Amdocs Ltd.	215,677	11,877,332
American Capital Agency Corp.	679,804	14,027,756
American Electric Power Co., Inc.	1,229,995	69,949,816
American Express Co.	1,442,548	111,725,343
American International Group, Inc.	1,887,990	106,274,957
American Tower Corp.	612,944	57,941,596
American Water Works Co., Inc.	978,636	53,355,235
Ameriprise Financial, Inc.	89,953	11,269,312
AmerisourceBergen Corp.	127,679	14,593,710
Amgen, Inc.	1,145,989	180,963,123
Anadarko Petroleum Corp.	4,371,396	411,348,364
Anthem Inc.	121,584	18,350,673
Apple, Inc. (c)	1,176,843	147,281,901
Archer-Daniels-Midland Co.	230,755	11,279,304
AT&T, Inc.	4,324,235	149,791,500
Avnet, Inc.	158,716	6,766,063
Axis Capital Holdings Ltd.	175,867	9,155,636
Baker Hughes, Inc.	73,325	5,019,830
Bank of America Corp. (c)	16,171,908	257,618,494
The Bank of New York Mellon Corp.	1,363,694	57,738,804
Baxter International, Inc. (c)	284,357	19,546,700
Becton Dickinson & Co.	105,424	14,851,079
Berkshire Hathaway, Inc., Class A Class A (a)	555	118,437,000
Berkshire Hathaway, Inc., Class B (a)	1,134,336	160,179,587
Biogen Idec, Inc. (a)	167,014	62,451,545
The Boeing Co.	69,856	10,013,159
BorgWarner, Inc.	789,029	46,710,517
Boulder Brands, Inc. (a)	327,900	3,128,166
Bristol-Myers Squibb Co.	1,517,653	96,720,026
Calpine Corp. (a)	2,961,831	64,597,534
Capital One Financial Corp.	703,716	56,895,439
Cardinal Health, Inc.	184,541	15,564,188
Catalent, Inc. (a)	1,492,303	42,933,557

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
United States (continued)
Celgene Corp. (a)	637,319	$68,868,691
CenterPoint Energy, Inc.	1,609,323	33,747,503
CF Industries Holdings, Inc.	37,833	10,875,853
The Charles Schwab Corp.	1,770,655	54,004,978
Chevron Corp.	524,226	58,220,540
The Chubb Corp.	84,518	8,312,345
Cigna Corp.	22,636	2,821,351
Cintas Corp.	144,539	11,555,893
Cisco Systems, Inc.	6,973,372	201,042,315
Citigroup, Inc. (c)	3,567,744	190,232,110
CME Group, Inc.	504,598	45,873,004
CNA Financial Corp.	228,700	9,216,610
Coach, Inc.	2,280,418	87,134,772
The Coca-Cola Co.	4,179,320	169,513,219
Colfax Corp. (a)(b)	2,029,350	100,635,466
Colgate-Palmolive Co.	1,030,311	69,319,324
Comcast Corp., Class A	2,835,393	163,772,300
Computer Sciences Corp.	201,627	12,994,860
ConocoPhillips	208,661	14,172,255
CONSOL Energy, Inc.	4,240,646	137,736,182
Constellation Brands, Inc., Class A (a)	127,666	14,801,596
Crown Castle International Corp.	722,145	60,320,772
Crown Holdings, Inc. (a)	1,003,373	54,443,019
CSX Corp.	1,406,334	50,754,594
CVS Health Corp.	142,182	14,117,251
Danaher Corp.	549,472	44,990,767
Diamondback Energy, Inc. (a)	641,874	52,999,536
Discover Financial Services	812,104	47,077,669
DISH Network Corp., Class A (a)	794,587	53,761,756
Dominion Resources, Inc.	1,009,702	72,375,439
Dover Corp.	134,135	10,156,702
The Dow Chemical Co.	674,724	34,410,924
eBay, Inc. (a)	2,512,489	146,377,609
Eclipse Resources Corp. (a)(b)	524,540	3,320,338
Electronic Arts, Inc. (a)	723,404	42,022,538
Eli Lilly & Co.	84,424	6,067,553
Emerson Electric Co.	952,653	56,044,576
Energizer Holdings, Inc.	75,069	10,255,927
Envision Healthcare Holdings, Inc. (a)	1,541,848	58,528,550
EOG Resources, Inc.	92,913	9,193,741
EQT Corp.	334,238	30,061,366
Expedia, Inc.	125,214	11,798,915
Express Scripts Holding Co. (a)	63,512	5,487,437
Exxon Mobil Corp.	717,639	62,700,119
Facebook, Inc., Class A (a)	1,052,136	82,876,753
FedEx Corp.	852,578	144,571,651
Fidelity National Information Services, Inc.	206,630	12,912,309
FMC Corp.	1,223,179	72,546,746
Ford Motor Co.	8,993,790	142,101,882
Freeport-McMoRan, Inc.	11,494,966	267,487,859
The Fresh Market, Inc. (a)	145,283	5,105,245
General Dynamics Corp.	97,995	13,456,673
General Electric Co. (c)	6,333,020	171,498,182
Gilead Sciences, Inc. (a)	685,220	68,871,462
GoDaddy, Inc., Class A (a)(b)	786,100	19,707,527
The Goldman Sachs Group, Inc.	336,717	66,137,953
Google, Inc., Class A (a)	291,887	160,178,829
Google, Inc., Class C (a)	607,705	326,543,981
Gulfport Energy Corp. (a)	298,813	14,623,908
Halliburton Co.	143,612	7,029,807
Harris Corp.	131,928	10,585,903
HCA Holdings, Inc. (a)	1,552,869	114,927,835
HealthSouth Corp.	626,403	28,325,944

Common Stocks	Shares	Value
United States (continued)
Helmerich & Payne, Inc.	117,423	$9,155,471
The Home Depot, Inc.	91,246	9,761,497
Horizon Pharma PLC (a)	386,697	10,873,920
Humana, Inc. (c)	403,714	66,855,038
Intel Corp.	253,852	8,262,883
International Business Machines Corp.	429,214	73,520,066
International Paper Co.	220,151	11,826,512
Intuit, Inc.	122,432	12,283,603
Invitae Corp. (a)	2,220	24,309
Invitae Corp., (Acquired 10/08/14, cost $28,390,380) (a)(f)	2,365,865	24,610,911
JB Hunt Transport Services, Inc.	838,668	73,131,850
Johnson & Johnson (c)	242,237	24,029,910
JPMorgan Chase & Co. (c)	4,772,155	301,886,525
Kansas City Southern	471,466	48,320,550
Kimberly-Clark Corp.	604,514	66,309,141
Kinder Morgan, Inc.	287,957	12,367,753
KLA-Tencor Corp.	399,875	23,512,650
Kohl’s Corp.	156,618	11,221,680
The Kroger Co.	223,066	15,371,478
L-3 Communications Holdings, Inc.	41,968	4,822,543
Las Vegas Sands Corp.	482,579	25,518,778
Lear Corp.	142,403	15,811,005
Liberty Broadband Corp. (a)	1,286,786	69,821,008
Liberty Broadband Corp., Class A (a)	490,535	26,606,618
Liberty Media Corp., Class A (a)	1,404,160	53,891,661
Liberty Media Corp., Class C (a)	3,139,062	119,127,403
Lincoln National Corp.	285,656	16,136,707
Lookout, Inc. (Acquired 3/4/15, cost 2,096,082) (f)	183,495	2,096,082
Lowe’s Cos., Inc.	141,139	9,718,832
LyondellBasell Industries NV, Class A	491,206	50,849,645
Macy’s, Inc.	145,586	9,409,223
Marathon Oil Corp.	264,024	8,211,146
Marathon Petroleum Corp.	1,230,762	121,316,210
Marsh & McLennan Cos., Inc.	1,133,398	63,651,632
Mastercard, Inc., Class A	1,831,727	165,240,093
McDonald’s Corp.	1,294,140	124,949,217
McKesson Corp.	498,068	111,268,391
Merck & Co., Inc. (c)	1,914,196	114,009,514
MetLife, Inc. (c)	1,081,506	55,470,443
Microsoft Corp.	5,073,178	246,759,378
Molson Coors Brewing Co., Class B	170,775	12,553,670
Monsanto Co.	425,326	48,470,151
Morgan Stanley	766,934	28,614,308
Mylan NV (a)	1,711,824	123,696,402
NextEra Energy Partners LP	366,981	15,548,985
NextEra Energy, Inc.	766,291	77,341,751
Northrop Grumman Corp.	103,098	15,881,216
NRG Energy, Inc.	2,225,696	56,176,567
NRG Yield, Inc., Class A	386,407	19,011,224
Nuance Communications, Inc. (a)	1,583,537	24,275,622
Occidental Petroleum Corp.	131,461	10,530,026
Oceaneering International, Inc.	2,093,389	115,366,668
Oracle Corp.	3,914,710	170,759,650
PACCAR, Inc.	791,882	51,749,489
Parker Hannifin Corp.	76,602	9,143,215
PepsiCo, Inc.	653,584	62,168,910
PerkinElmer, Inc.	898,784	46,071,668
Perrigo Co. PLC	250,730	45,953,794
Pfizer, Inc. (c)	7,163,435	243,055,350
Philip Morris International, Inc.	2,102,166	175,467,796
Phillips 66	3,265,734	259,005,364

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
United States (concluded)
Pioneer Natural Resources Co.	262,611	$45,373,929
PPG Industries, Inc.	70,646	15,652,328
PPL Corp.	622,059	21,168,668
Precision Castparts Corp.	517,462	106,954,221
The Procter & Gamble Co.	4,271,547	339,630,702
Prologis, Inc.	1,047,422	42,106,364
Prudential Financial, Inc. (c)	441,914	36,060,182
QUALCOMM, Inc.	1,369,692	93,139,056
Raytheon Co.	128,402	13,353,808
Receptos, Inc. (a)	82,846	12,206,530
Regeneron Pharmaceuticals, Inc. (a)	59,752	27,334,150
Regions Financial Corp.	6,502,335	63,917,953
Reinsurance Group of America, Inc.	124,103	11,370,317
Rockwell Automation, Inc.	886,217	105,105,336
SanDisk Corp.	165,541	11,081,315
Schlumberger Ltd.	218,088	20,633,306
Sealed Air Corp.	1,111,519	50,685,266
SeaWorld Entertainment, Inc.	838,929	17,785,295
Sempra Energy	672,536	71,403,147
The St. Joe Co. (a)(e)	9,138,361	159,464,399
Stanley Black & Decker, Inc.	992,126	97,922,836
Stone Energy Corp. (a)	1,050,014	17,923,739
Stryker Corp.	25,863	2,385,603
SunTrust Banks, Inc.	658,347	27,321,401
Sysco Corp.	725,792	26,876,078
Tenet Healthcare Corp. (a)(c)	1,451,737	69,480,133
TerraForm Power, Inc., Class A	871,148	34,436,480
Tesla Motors, Inc. (a)(b)(c)	129,993	29,384,918
Thermo Fisher Scientific, Inc.	1,012,409	127,239,563
Tiffany & Co.	313,590	27,432,853
Time Warner Cable, Inc.	105,812	16,455,882
Twitter, Inc. (a)	5,580,815	217,428,552
Tyco International PLC	1,679,101	66,122,997
Union Pacific Corp.	1,286,875	136,704,731
United Continental Holdings, Inc. (a)(c)	2,264,491	135,280,692
United Parcel Service, Inc., Class B	1,327,601	133,463,729
United Technologies Corp.	982,843	111,798,391
UnitedHealth Group, Inc.	207,592	23,125,749
US Bancorp	2,053,524	88,034,574
Valero Energy Corp.	330,663	18,814,725
Veeva Systems, Inc., Class A (a)(b)(e)	3,724,532	98,886,325
VeriSign, Inc. (a)	175,111	11,121,300
Verizon Communications, Inc.	4,490,281	226,443,189
Vertex Pharmaceuticals, Inc. (a)	553,518	68,237,699
Visa, Inc., Class A	3,459,484	228,498,918
WABCO Holdings, Inc. (a)	266,360	33,148,502
Wal-Mart Stores, Inc.	1,873,326	146,213,094
Waters Corp. (a)	307,385	38,481,528
Wells Fargo & Co.	5,004,612	275,754,121
Western Digital Corp.	169,673	16,583,839
Whirlpool Corp.	84,664	14,866,998
The Williams Cos., Inc.	113,968	5,834,022
Wyndham Worldwide Corp.	133,431	11,395,007
Zimmer Holdings, Inc.	330,858	36,341,443
		15,244,429,045
Total Common Stocks — 55.6%		30,683,859,796

Corporate Bonds		Par (000)	Value
Argentina — 0.3%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	6,511	$5,241,355
YPF SA (d):
8.88%, 12/19/18		33,270	35,141,437
8.75%, 4/04/24		22,468	23,447,605
8.50%, 7/28/25		110,022	111,672,330
			175,502,727
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		68,396	72,102,174
Brazil — 0.3%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (d)		30,805	26,492,300
Petrobras Global Finance BV:
2.42%, 1/15/19 (g)		79,501	73,546,375
6.25%, 3/17/24		36,792	36,556,531
Petrobras International Finance Co., 5.38%, 1/27/21		17,200	16,508,560
			153,103,766
Canada — 0.1%
Viterra, Inc., 5.95%, 8/01/20 (d)		30,683	34,184,636
Chile — 0.1%
Banco Santander Chile, 2.14%, 6/07/18 (d)(g)		40,084	40,685,260
Inversiones Alsacia SA (d):
8.00%, 8/18/18		27,583	3
8.00%, 12/31/18		35,209	21,477,661
			62,162,924
China — 0.2%
Alibaba Group Holding Ltd. (d):
3.13%, 11/28/21		45,929	45,927,071
3.60%, 11/28/24		48,775	48,555,902
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(h)(i)	SGD	88,600	669,589
China Milk Products Group Ltd., 0.00%, 1/15/49 (a)(h)(j)	USD	39,500	395,000
SINA Corp., 1.00%, 12/01/18 (i)		29,594	27,670,390
			123,217,952
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (d)		13,961	14,236,032
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		83,540	85,122,582
Germany — 0.1%
Deutsche Bank AG, 1.88%, 2/13/18		33,165	33,246,188
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (d)		13,784	14,421,510
			47,667,698
Hong Kong — 0.1%
Hutchison Whampoa International Ltd., 3.50%, 1/13/17 (d)		27,479	28,369,567
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		24,392	26,312,919
			54,682,486

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
India — 0.3%
REI Agro Ltd., 5.50%, 11/13/15	USD	54,787	$2,739,350
State Bank of India, 3.62%, 4/17/19 (d)		40,687	42,125,407
Suzlon Energy, Ltd., Series SUEL, 3.25%, 7/16/19 (d)(i)(k)		102,956	145,167,960
			190,032,717
Indonesia — 0.0%
Bumi Investment Property Ltd., 10.75%, 10/06/17 (a)(d)(h)		21,164	6,878,300
Italy — 0.3%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		10,554	10,679,983
3.88%, 1/16/18		14,934	15,609,704
3.88%, 1/15/19		65,638	68,997,550
Telecom Italia SpA, 5.30%, 5/30/24 (d)		43,375	45,652,187
			140,939,424
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		36,080	36,592,769
Luxembourg — 0.3%
Actavis Funding SCS, 3.00%, 3/12/20		46,950	47,749,559
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		36,428	37,839,585
Telecom Italia Finance SpA, 6.13%, 11/15/16 (d)(i)	EUR	40,800	62,476,490
			148,065,634
Malaysia — 0.2%
Petronas Capital, Ltd., 3.50%, 3/18/25 (d)	USD	83,146	84,669,401
Mexico — 0.2%
Petroleos Mexicanos:
5.75%, 3/01/18		38,518	42,083,611
3.50%, 7/23/20 (d)		52,831	54,019,698
Trust F/1401, 5.25%, 12/15/24 (d)		19,282	20,438,920
			116,542,229
Netherlands — 0.4%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(d)(h)(i)		140,850	64,664,235
Constellium NV (d):
7.00%, 1/15/23	EUR	20,901	24,480,186
8.00%, 1/15/23	USD	5,675	6,121,906
ING Groep NV, 6.00% (g)(l)		22,155	22,058,072
Rabobank Nederland, 3.95%, 11/09/22		14,559	14,934,302
Volkswagen International Finance NV, 5.50%, 11/09/15 (d)(i)	EUR	59,200	88,947,802
			221,206,503
Singapore — 0.4%
CapitaLand Ltd. (i):
2.10%, 11/15/16	SGD	57,500	43,400,941
2.95%, 6/20/22		109,500	82,828,408
1.95%, 10/17/23 (d)		50,500	41,409,084
Olam International Ltd., 6.00%, 10/15/16 (i)	USD	47,800	50,668,000
			218,306,433
South Korea — 0.0%
Export-Import Bank of Korea, 2.88%, 9/17/18		19,188	19,870,057
Corporate Bonds		Par (000)	Value
Spain — 0.2%
Telefonica Participaciones SAU, Series TEF, 4.90%, 9/25/17 (i)	EUR	65,400	$81,144,992
Telefonica SA, 6.00%, 7/14/17		19,200	25,001,645
			106,146,637
Switzerland — 0.0%
UBS AG/Stamford CT, 2.38%, 8/14/19	USD	26,955	27,176,085
United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (d)(i)		96,220	76,976,000
United Kingdom — 0.7%
BAT International Finance PLC, 2.13%, 6/07/17 (d)		27,226	27,645,988
Delta Topco Ltd., (Acquired 5/02/12, cost $66,971,037), 10.00%, 11/24/60 (a)(f)		72,398	72,496,791
HSBC Holdings PLC, Series., 6.38% (g)(l)		87,920	90,909,280
Lloyds Bank PLC, 2.30%, 11/27/18		11,792	12,001,084
Lloyds TSB Bank PLC, 13.00% (g)(l)	GBP	51,874	141,548,244
Standard Chartered PLC, 6.50% (d)(g)(l)	USD	31,655	31,984,275
			376,585,662
United States — 4.2%
Ally Financial, Inc.:
2.75%, 1/30/17		41,814	41,667,651
3.50%, 1/27/19		28,683	28,467,878
AliphCom, (Acquired 4/27/15, cost 167,501,000) 0.00%, 4/01/20 (a)(i)(f)		167,501	167,501,000
American Tower Corp., 3.40%, 2/15/19		12,677	13,135,324
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		19,731	19,881,252
AT&T, Inc.:
2.38%, 11/27/18		72,984	74,011,031
3.00%, 6/30/22 (m)		109,165	108,454,882
Bank of America Corp.:
2.00%, 1/11/18		38,500	38,752,098
1.33%, 3/22/18 (g)		22,339	22,618,193
6.88%, 4/25/18		26,256	29,944,758
2.60%, 1/15/19		26,512	26,921,133
BioMarin Pharmaceutical, Inc. (i):
0.75%, 10/15/18		11,220	15,329,325
1.50%, 10/15/20		11,220	15,743,063
Cablevision Systems Corp., 5.88%, 9/15/22		17,908	18,982,480
Capital One Bank USA NA, 2.15%, 11/21/18		30,565	30,885,291
Chesapeake Energy Corp., 3.53%, 4/15/19 (g)		28,631	27,485,760
CIT Group, Inc., 1.80%, 2/05/18		79,790	79,930,590
Citigroup, Inc. (g)(l):
5.88%		55,393	55,739,206
5.95%		21,828	21,746,145
Cobalt International Energy, Inc. (i):
2.63%, 12/01/19		64,250	49,311,875
3.13%, 5/15/24		79,020	61,783,762
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		5,770	5,596,900
Discover Bank/Greenwood Delaware, 2.00%, 2/21/18		5,536	5,544,365
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		69,755	69,659,784
2.38%, 1/16/18		28,603	29,038,509
5.00%, 5/15/18		36,496	39,726,443

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Forest City Enterprises, Inc., 4.25%, 8/15/18 (i)	USD	28,520	$34,544,850
Forest Laboratories, Inc. (d):
4.38%, 2/01/19		34,570	36,916,439
5.00%, 12/15/21		24,088	26,628,585
General Electric Capital Corp.:
5.55%, 5/04/20		20,917	24,320,593
6.38%, 11/15/67 (g)		31,175	34,058,687
General Motors Financial Co., Inc., 3.50%, 7/10/19		41,488	42,488,732
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (i)		22,554	99,533,621
Glencore Funding LLC, 2.13%, 4/16/18 (d)		6,655	6,647,640
The Goldman Sachs Group, Inc., Series M, 5.38% (g)(l)		47,590	47,542,410
HSBC USA, Inc., 1.63%, 1/16/18		28,587	28,700,719
Hughes Satellite Systems Corp., 7.63%, 6/15/21		9,375	10,453,125
Hyundai Capital America (d):
2.13%, 10/02/17		17,991	18,145,903
2.00%, 3/19/18		17,360	17,481,537
Intel Corp., 3.25%, 8/01/39 (i)		16,771	27,326,248
JPMorgan Chase & Co.:
6.13%, 6/27/17		22,027	24,056,744
Series X, 6.10% (g)(l)		108,147	111,932,145
Medtronic, Inc., 3.15%, 3/15/22 (d)		60,300	62,287,126
Morgan Stanley, 7.30%, 5/13/19		18,163	21,569,162
Mylan, Inc.:
3.75%, 9/15/15 (i)		28,291	153,036,628
2.55%, 3/28/19		37,392	37,512,178
NBCUniversal Enterprise, Inc., 5.25% (d)(l)		27,711	29,235,105
Reliance Holding USA, Inc. (d):
4.50%, 10/19/20		20,431	21,826,969
5.40%, 2/14/22		9,888	10,901,649
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		21,452	21,666,520
Salesforce.com, Inc., 0.25%, 4/01/18 (i)		31,072	38,801,160
SanDisk Corp. (i):
1.50%, 8/15/17		27,522	39,562,875
0.50%, 10/15/20		27,522	28,313,258
SunGard Data Systems, Inc., 7.38%, 11/15/18		13,188	13,715,520
Synchrony Financial, 3.75%, 8/15/21		26,275	27,118,822
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (i)		29,028	38,625,382
Twitter, Inc., 1.00%, 9/15/21 (d)(i)		26,173	23,719,281
WellPoint, Inc., 2.75%, 10/15/42 (i)		31,706	63,947,039
Xerox Corp., 6.35%, 5/15/18		17,876	20,113,610
			2,340,588,960
Total Corporate Bonds — 8.9%			4,932,559,788

Credit Linked Notes — 0.3%
India — 0.3%
Credit Suisse AG, (Housing Development Finance Corporation Ltd., 7.77%, AAA rated, due 1/15/16) (d)		174,380	173,193,344

Floating Rate Loan Interests (g)		Par (000)	Value
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan B, 5.50%, 7/25/21	USD	27,903	$24,127,500
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Term Loan A, 3.27%, 12/10/18	EUR	28,153	31,661,420
Term Loan B, 3.52%, 12/10/19		11,352	12,779,958
			44,441,378
Ireland — 0.2%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.18%, 2/27/21	USD	81,135	81,314,029
Luxembourg — 0.0%
Mallinckrodt International Finance SA, Term Loan B, 3.25%, 3/19/21		14,754	14,741,035
Netherlands — 0.2%
Promontoria Blue Holding 2 BV, Mezzanine, 1.00%, 4/17/20	EUR	71,791	80,005,937
Norway — 0.0%
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21	USD	30,160	24,364,666
United States — 0.7%
AP One Channel Center Owner LP, Mezzanine Term Loan, 6.43%, 7/15/19		23,359	23,359,000
Fieldwood Energy LLC, 2nd Lien Term Loan, 8.38%, 9/30/20		41,969	32,525,717
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		126,539	126,966,577
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		12,214	12,122,538
Seadrill Partners Finco LLC, Term Loan B, 4.00%, 2/21/21		55,537	45,401,299
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/20		62,317	56,240,643
Term Loan B, 4.25%, 12/16/20		3,233	2,917,682
Term Loan M, 4.25%, 12/16/20		8,669	7,823,490
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		60,598	60,631,814
			367,988,760
Total Floating Rate Loan Interests — 1.2%			636,983,305

Foreign Agency Obligations
Argentina Bonar Bonds:
7.00%, 4/17/17		113,808	108,718,523
8.75%, 5/07/24		93,113	92,154,480
Australia Government Bond, 2.75%, 10/21/19	AUD	705,895	575,228,820
Brazil Notas do Tesouro Nacional:
10.00%, 1/01/17	BRL	436,039	137,542,372
10.00%, 1/01/21		484,055	143,672,948
10.00%, 1/01/25		801,632	227,824,090
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 5/15/23		22,614	19,887,515
Brazilian Government International Bond:
6.00%, 1/17/17	USD	36,250	39,005,000
4.88%, 1/22/21		19,946	21,312,301
City of Buenos Aires Argentina, 8.95%, 2/19/21 (d)		27,711	29,650,770
Colombia Government International Bond, 7.38%, 1/27/17		54,840	60,515,940

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Hungary Government International Bond, 4.13%, 2/19/18	USD	60,984	$63,652,050
Indonesia Government International Bond, 6.88%, 1/17/18 (d)		33,037	37,307,032
Indonesia Treasury Bond:
7.88%, 4/15/19	IDR	1,703,366,000	132,589,878
8.38%, 3/15/24		449,430,000	36,145,094
Italy Buoni Poliennali Del Tesoro:
2.50%, 12/01/24	EUR	68,768	84,302,498
1.50%, 6/01/25		828,941	931,841,113
Japan Government Bond, 0.10%, 3/15/17	JPY	11,078,850	92,923,901
Mexican Bonos:
8.00%, 12/07/23	MXN	33,716	250,660,002
10.00%, 12/05/24		66,276	559,481,621
Poland Government Bond:
5.25%, 10/25/20	PLN	520,970	166,623,279
5.75%, 10/25/21		257,615	85,975,433
Provincia de Buenos Aires, 10.88%, 1/26/21	USD	14,766	15,356,640
Turkey Government International Bond, 6.75%, 4/03/18		32,178	35,556,690
United Kingdom Gilt, 2.25%, 9/07/23	GBP	409,457	652,123,532
Total Foreign Agency Obligations — 8.3%			4,600,051,522

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.7%
Fannie Mae Mortgage-Backed Securities, 3.00%, 6/1/40–5/1/45 (n)	USD	386,240	393,066,879
Total U.S. Government Sponsored Agency Securities — 0.7%			393,066,879

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bond, 0.25%, 1/15/25		21,955	22,236,368
U.S. Treasury Notes:
0.25%, 7/31/15 (u)		185,536	185,608,544
1.38%, 3/31/20 (o)		604,959	603,021,217
1.75%, 3/31/22		219,947	219,225,354
2.25%, 11/15/24 (o)		632,600	644,313,018
2.00%, 2/15/25		82,568	82,232,410
Total U.S. Treasury Obligations — 3.2%			1,756,636,911
Total Fixed Income Securities — 22.6%			12,492,491,749

Investment Companies (a)(u)		Shares
United States — 0.7%
ETFS Gold Trust (e)		1,201,717	139,086,725
ETFS Palladium Trust (e)		390,434	29,387,967
ETFS Platinum Trust (e)		329,619	36,442,677
iShares Gold Trust (p)		11,663,809	133,433,975
SPDR Gold Shares		385,793	43,775,932
Total Investment Companies — 0.7%			382,127,276

Preferred Securities		Par (000)	Value
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(g)(l)	USD	6,863	$7,013,986
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		27,444	29,056,335
United States — 0.4%
American Express Co., Series C, 4.90% (g)(l)		29,965	29,571,709
General Electric Capital Corp., Series B, 6.25% (g)(l)		40,600	45,675,000
The Goldman Sachs Group, Inc., Series L, 5.70% (g)(l)		47,147	47,382,735
JPMorgan Chase & Co., Series Q, 5.15% (g)(l)		52,731	51,116,113
Morgan Stanley, Series H, 5.45% (g)(l)		34,459	34,717,443
USB Capital IX, 3.50% (g)(l)		39,646	33,251,100
			241,714,100
Total Capital Trusts — 0.5%			277,784,421

Preferred Stocks		Shares
Belgium — 0.0%
BHF Kleinwort Benson, 0.00%		890,354	4,240,133
Ireland — 0.2%
Actavis PLC, Series A, 5.50% (i)		95,459	95,522,003
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		1,134,036	29,779,785
Royal Bank of Scotland Group PLC:
Series M, 6.40%		893,525	22,364,931
Series Q, 6.75%		724,633	18,282,491
Series T, 7.25%		1,058,710	26,912,408
			97,339,615
United States — 1.8%
American Tower Corp., Series A, 5.25% (i)		233,294	24,187,922
Cliffs Natural Resources, Inc., 7.00% (i)		859,231	5,138,201
Crown Castle International Corp., Series A, 4.50% (i)		631,072	66,073,238
Dominion Resources, Inc., 6.38%		511,780	25,409,877
Domo, Inc., Series E, (Acquired 4/1/15, cost 68,828,525) 0.00% (a)(f)		8,163,163	68,828,525
DropBox, Inc., Series C (Acquired 1/28/14, cost $150,070,985), 0.00% (a)(f)		7,856,626	143,226,292
Fannie Mae, Series S, 8.25% (b)(g)		2,886,805	14,434,025
Forestar Group, Inc., 6.00% (i)		1,175,795	25,067,949
Grand Rounds, Inc., Series C, (Acquired 3/31/15, cost 27,587,148) 0.00% (a)(f)		9,935,944	27,587,149
Health Care REIT, Inc., Series I, 6.50% (i)		916,720	58,440,900
Lookout, Inc., Series F (Acquired 9/19/14 – 10/22/14, cost $53,322,391), 0.00% (a)(f)		4,667,944	53,799,922
NextEra Energy, Inc., 5.59% (i)		697,006	45,479,641
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $58,747,474), 0.00% (a)(f)		9,583,601	85,198,213

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Preferred Stocks		Shares	Value
United States (concluded)
RBS Capital Funding Trust VII, 6.08%		1,970,611	$48,798,897
Stanley Black & Decker, Inc., 6.25% (a)(i)		161,207	18,838,650
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $90,664,966), 0.00% (a)(f)		5,844,432	198,536,524
United Technologies Corp., 7.50% (i)		380,933	22,406,479
US Bancorp, 6.00% (g)		579,854	15,656,058
US Bancorp, Series F, 6.50% (g)		1,115,051	33,206,219
Wells Fargo & Co., Series L, 7.50% (i)		20,536	25,028,250
			1,005,342,931
Total Preferred Stocks — 2.2%			1,202,444,682

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%		1,861,690	47,282,854
GMAC Capital Trust I, Series 2, 8.13%		2,486,820	64,287,233
RBS Capital Funding Trust V, 5.90%		1,563,140	38,500,138
Total Trust Preferreds — 0.3%			150,070,225
Total Preferred Securities — 3.0%			1,630,299,328

Warrants (q)
Australia — 0.0%
TFS Corp. Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		21,267,513	11,380,650
Total Long-Term Investments (Cost — $ 38,312,302,435) — 81.9%			45,200,158,799

Short-Term Securities		Par (000)
Foreign Agency Obligations (r)
Japan Treasury Discount Bill:
0.00%, 5/07/15	JPY	19,440,000	162,814,070
0.00%, 5/12/15		16,670,000	139,613,205
0.00%, 6/01/15		19,240,000	161,138,384
0.00%, 6/22/15		22,090,000	185,008,560
0.00%, 7/10/15		11,110,000	93,049,600
0.00%, 7/13/15		11,020,000	92,296,007
0.00%, 8/03/15		13,750,000	115,162,353
0.00%, 8/10/15		13,890,000	116,335,148
0.00%, 10/13/15		18,990,000	159,050,634
Mexico Cetes (r):
0.00%, 5/28/15	MXN	166,869	108,530,099
0.00%, 6/11/15		168,655	109,571,949
0.00%, 6/25/15		111,157	72,138,597
0.00%, 7/09/15		221,640	143,636,970
0.00%, 7/23/15		195,996	126,852,131
0.00%, 8/06/15		222,333	143,725,263
0.00%, 8/20/15		195,629	126,304,772
0.00%, 9/03/15		83,151	53,616,983
0.00%, 9/17/15		221,105	142,388,370
0.00%, 10/01/15		219,625	141,250,473
0.00%, 10/15/15		157,435	101,129,898
Total Foreign Agency Obligations — 4.5%			2,493,613,466

Money Market Funds		Shares/ Beneficial Interest	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (p)(s)	USD	46,270,124	$46,270,124
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (p)(s)(t)		429,730	429,729,801
Total Money Market Funds — 0.9%			475,999,925

Time Deposits		Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.15%, 5/01/15	CAD	1,860	1,541,692
Europe — 0.0%
Brown Brothers Harriman & Co., (0.19)%, 5/01/15	EUR	2,016	2,263,138
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 5/01/15	HKD	2,345	302,555
United States — 0.0%
Wells Fargo Co., 0.08%, 5/01/15	GBP	6,761	10,378,274
Total Time Deposits — 0.0%			14,485,659

U.S. Treasury Obligations (r)
U.S. Treasury Bills:
0.01%, 5/07/15	USD	19,000	18,999,981
0.02%, 5/14/15		38,394	38,393,923
0.02% — 0.06%, 5/21/15		215,000	215,001,290
0.01% — 0.02%, 5/28/15		103,500	103,500,414
0.01% — 0.04%, 6/04/15		445,000	444,995,995
0.01% — 0.02%, 6/11/15		853,000	852,994,882
0.01% — 0.08%, 6/18/15		551,500	551,507,170
0.01% — 0.12%, 6/25/15		1,665,000	1,665,000,000
0.03% — 0.04%, 7/02/15		571,000	571,000,000
0.02%, 7/09/15		578,000	578,000,000
0.03% — 0.04%, 7/16/15		365,000	365,000,000
0.04% — 0.06%, 7/23/15		300,300	300,294,895
0.02%, 8/06/15		65,000	64,998,700
0.02%, 8/13/15		138,000	137,996,964
0.02% — 0.06%, 8/20/15		906,500	906,479,151
0.04% — 0.07%, 8/27/15		259,500	259,493,512
0.03% — 0.04%, 9/03/15		463,500	463,483,777
0.04% — 0.05%, 9/10/15		231,500	231,480,787
Total U.S. Treasury Obligations — 14.1%			7,768,621,441
Total Short-Term Securities (Cost — $10,789,041,291) — 19.5%			10,752,720,491

Options Purchased (Cost — $672,954,343) — 1.6%			857,032,988
Total Investments Before Investments Sold Short, TBA Sale Commitments and Options Written (Cost — $49,774,298,069) — 103.0%			56,809,912,278

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Investments Sold Short	Shares	Value
United States — (0.2)%
Avery Dennison Corp.	(1,083,334)	$(60,222,537)
Camden Property Trust	(425,712)	(31,962,457)
Gentex Corp.	(1,067,188)	(18,515,712)
Mead Johnson Nutrition Co.	(347,763)	(33,357,427)
Total Investments Sold Short (Proceeds — $(142,700,308) — (0.2)%		(144,058,133)

TBA Sale Commitments (n)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities, 3.00%, 5/13/45	USD	193,753	$(198,104,874)
Total TBA Sale Commitments (Proceeds — $(198,104,874) — (0.4)%			(198,104,874)

Options Written (Premiums Received — $(210,049,385) — (0.5)%			(253,916,029)
Total Investments, Net of Investments Sold Short, TBA Sale Commitments and Options Written (Cost — $49,223,443,502) — 101.9%			56,213,833,242
Liabilities in Excess of Other Assets — (1.9)%			(1,051,567,378)
Net Assets — 100.0%			$55,162,265,864

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)
During the period ended April 30, 2015, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, (“1940 Act”), were as follows:

Affiliate	Shares Held at October 31, 2014	Shares Purchased	Shares Sold	Shares Held at April 30, 2015	Value at April 30, 2015	Income	Realized Gain (Loss)
Ei Towers SpA	1,398,336	25,533	(104,160)	1,319,709	$80,167,279	—	$(576,002)
ETFS Gold Trust	1,201,717	—	—	1,201,717	$139,086,725	—	—
ETFS Palladium Trust	419,461	—	(29,027)	390,434	$29,387,967	—	829,440
ETFS Platinum Trust	354,124	—	(24,505)	329,619	$36,442,677	—	(1,009,809)
SBM Offshore NV	8,153,279	2,635,345	(646,310)	10,142,314	$130,976,451	—	(2,374,432)
The St. Joe Co.	9,138,361	—	—	9,138,361	$159,464,399	—	—
Veeva Systems, Inc., Class A	3,480,279	547,410	(303,157)	3,724,532	$98,886,325	—	(681,452)

(f)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $915,691,983 and an original cost of $793,102,988 which was 1.6% of its net assets.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(l)	Security is perpetual in nature and has no stated maturity date.
(m)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
J.P. Morgan Securities LLC	$108,454,882	$(677,369)

(n)	Represents or includes a TBA transaction. As of April 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Bank of America Securities, Inc.	$194,962,187	$(1,298,869)

(o)	All or a portion of security has been pledged as collateral in connection with outstanding swaps.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	19

Consolidated Schedule of Investments (continued)

(p)	During the period ended April 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at April 30, 2015	Value at April 30, 2015	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	21,549,953	24,720,171	[1]	—	46,270,124	$46,270,124	$9,679	—
BlackRock Liquidity Series, LLC, Money Market Series	$436,475,361	—		$(6,745,560)[2]	$429,729,801	$429,729,801	$4,219,800	—
iShares Gold Trust	11,663,809	—		—	11,663,809	$133,433,975	—	—
[1]	Represents net shares/beneficial interest purchased.
[2]	Represents net shares/beneficial interest sold.

(q)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(r)	Rates shown are discount rates paid at the time of purchase.
(s)	Represents the current yield as of report date.
(t)
Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(u)	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Consolidated Notes to Financial Statements for details on the wholly owned subsidiary.
•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
852	Dax Index	Eurex Mercantile	June 2015	USD	274,790,953	$(13,475,783)
(104)	Euro Stoxx 50 Index	Eurex Mercantile	June 2015	USD	4,166,581	51,855
(628)	FTSE 100 Index	Euronext LIFFE	June 2015	USD	66,794,153	(1,276,125)
(623)	NASDAQ 100 E-Mini Index	Chicago Mercantile	June 2015	USD	54,926,795	(493,087)
(1,919)	Russell 2000 Mini Index	ICE Futures U.S. Indices	June 2015	USD	233,427,160	1,535,279
2,069	Topix Index	Osaka Exchange	June 2015	USD	275,260,176	11,355,512
(709)	Yen Denom Nikkei Index	Chicago Mercantile	June 2015	USD	57,628,518	(884,765)
(14,262)	S&P 500 E-Mini Index	Chicago Mercantile	June 2015	USD	1,482,463,590	(17,444,698)
Total						$(20,631,812)

•	As of April 30, 2015, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	784,854	BRL	2,301,976	Brown Brothers Harriman & Co.	5/04/15	$20,826
USD	232,030	BRL	686,113	Brown Brothers Harriman & Co.	5/05/15	4,309
KRW	157,229,143,680	USD	147,011,822	Deutsche Bank AG	5/05/15	(342,845)
KRW	128,857,127,000	USD	120,483,522	Credit Suisse International	5/05/15	(280,978)
USD	147,011,822	KRW	157,229,143,680	Deutsche Bank AG	5/05/15	342,845
USD	120,483,522	KRW	128,857,127,000	Credit Suisse International	5/05/15	280,978
KRW	128,857,127,000	USD	120,539,876	Credit Suisse International	5/05/15	(337,332)
KRW	157,229,143,680	USD	146,805,923	Deutsche Bank AG	5/05/15	(136,946)
USD	115,195,000	KRW	128,857,127,000	Credit Suisse International	5/05/15	(5,007,544)
USD	143,024,000	KRW	157,229,143,680	Deutsche Bank AG	5/05/15	(3,644,977)
USD	116,064,616	AUD	152,716,600	Deutsche Bank AG	5/07/15	(4,767,406)
USD	164,792,547	JPY	19,440,000,000	Credit Suisse International	5/07/15	1,978,477
USD	228,592,000	JPY	27,711,065,200	JPMorgan Chase Bank N.A.	5/07/15	(3,493,973)
USD	184,392,617	JPY	22,336,584,002	JPMorgan Chase Bank N.A.	5/07/15	(2,680,951)
USD	54,529,000	SGD	75,983,435	Morgan Stanley Capital Services LLC	5/07/15	(2,892,643)
USD	49,633,874	AUD	65,733,700	Morgan Stanley Capital Services LLC	5/08/15	(2,372,859)
USD	19,890,702	JPY	2,377,272,000	Morgan Stanley Capital Services LLC	5/08/15	(19,573)
USD	217,592,788	JPY	25,949,463,123	Morgan Stanley Capital Services LLC	5/08/15	259,249
USD	93,286,369	JPY	11,135,034,200	UBS AG	5/08/15	27,546
USD	141,993,186	JPY	16,670,000,000	Deutsche Bank AG	5/12/15	2,374,102
USD	271,816,000	JPY	32,947,089,176	Deutsche Bank AG	5/14/15	(4,134,788)
USD	271,816,000	JPY	32,976,988,936	JPMorgan Chase Bank N.A.	5/14/15	(4,385,216)
USD	273,403,000	JPY	33,068,502,954	BNP Paribas S.A.	5/15/15	(3,567,329)
USD	55,555,000	JPY	6,643,433,565	UBS AG	5/15/15	(88,099)
EUR	126,533,000	USD	137,576,168	BNP Paribas S.A.	5/21/15	4,530,654

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)

As of April 30, 2015, forward foreign currency contracts outstanding were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	25,195,814	USD	27,408,006	Morgan Stanley Capital Services LLC	5/21/15	$888,936
EUR	25,196,093	USD	27,422,168	Morgan Stanley Capital Services LLC	5/21/15	875,088
EUR	25,196,093	USD	27,446,104	Morgan Stanley Capital Services LLC	5/21/15	851,152
USD	54,308,000	CAD	67,655,549	BNP Paribas S.A.	5/21/15	(1,752,488)
USD	140,764,799	EUR	126,533,000	BNP Paribas S.A.	5/21/15	(1,342,023)
USD	101,095,428	JPY	12,123,717,530	Credit Suisse International	5/21/15	(454,419)
USD	101,096,279	JPY	12,124,072,340	UBS AG	5/21/15	(456,540)
EUR	50,861,000	USD	55,102,807	Deutsche Bank AG	5/22/15	2,018,963
EUR	76,250,000	USD	82,629,075	Deutsche Bank AG	5/22/15	3,006,971
USD	115,163,557	BRL	360,922,588	BNP Paribas S.A.	5/22/15	(3,911,218)
USD	32,627,070	BRL	104,449,039	Deutsche Bank AG	5/22/15	(1,832,524)
USD	107,771,594	BRL	337,271,202	Morgan Stanley Capital Services LLC	5/22/15	(3,500,169)
USD	136,444,761	EUR	127,111,000	Deutsche Bank AG	5/22/15	(6,313,055)
USD	137,585,000	JPY	16,506,347,620	Credit Suisse International	5/22/15	(675,644)
USD	113,760,087	MXN	1,668,689,840	BNP Paribas S.A.	5/28/15	5,171,620
USD	137,109,789	GBP	92,163,000	UBS AG	5/29/15	(4,335,756)
USD	55,710,000	IDR	735,650,550,000	Credit Suisse International	5/29/15	(655,751)
USD	152,184,629	JPY	18,279,093,590	BNP Paribas S.A.	5/29/15	(935,090)
USD	38,549,367	JPY	4,597,436,000	BNP Paribas S.A.	5/29/15	37,714
USD	161,450,029	JPY	19,240,000,000	UBS AG	6/01/15	276,428
EUR	73,917,859	USD	80,368,301	BNP Paribas S.A.	6/04/15	2,662,543
USD	15,480,013	EUR	14,150,994	BNP Paribas S.A.	6/04/15	(415,591)
USD	65,380,468	EUR	59,766,865	BNP Paribas S.A.	6/04/15	(1,754,773)
USD	139,274,000	JPY	16,534,330,732	Deutsche Bank AG	6/04/15	761,860
USD	166,666,000	JPY	19,807,254,104	Morgan Stanley Capital Services LLC	6/04/15	735,779
USD	119,884,810	JPY	14,202,753,440	BNP Paribas S.A.	6/05/15	933,776
USD	54,339,241	MXN	812,491,205	Credit Suisse International	6/05/15	1,496,863
USD	54,820,716	MXN	819,756,100	UBS AG	6/05/15	1,505,847
USD	85,581,000	CNH	538,088,826	JPMorgan Chase Bank N.A.	6/09/15	(815,625)
EUR	127,475,000	USD	137,709,968	UBS AG	6/11/15	5,494,031
USD	55,019,898	AUD	72,252,000	Credit Suisse International	6/11/15	(2,037,357)
USD	72,266,040	AUD	95,040,000	UBS AG	6/11/15	(2,786,852)
USD	137,796,000	JPY	16,511,667,512	Credit Suisse International	6/11/15	(537,997)
USD	112,698,193	MXN	1,686,551,000	JPMorgan Chase Bank N.A.	6/11/15	3,056,095
USD	137,918,000	KRW	154,109,573,200	Morgan Stanley Capital Services LLC	6/12/15	(5,009,535)
USD	53,592,471	MXN	826,771,047	BNP Paribas S.A.	6/12/15	(151,797)
USD	53,629,393	MXN	827,394,275	Deutsche Bank AG	6/12/15	(155,388)
USD	117,523,224	AUD	152,330,815	Deutsche Bank AG	6/18/15	(2,726,094)
USD	136,528,389	GBP	91,219,000	UBS AG	6/18/15	(3,449,475)
USD	120,730,919	AUD	155,983,100	Morgan Stanley Capital Services LLC	6/19/15	(2,394,769)
USD	85,156,341	CAD	104,441,697	Credit Suisse International	6/19/15	(1,351,708)
USD	142,468,342	CHF	137,485,512	BNP Paribas S.A.	6/19/15	(5,138,474)
USD	102,897,075	JPY	12,325,783,360	BNP Paribas S.A.	6/19/15	(380,629)
USD	183,062,000	JPY	22,090,000,000	UBS AG	6/22/15	(2,038,688)
USD	85,483,178	JPY	10,158,820,900	Credit Suisse International	6/25/15	354,500
USD	92,729,351	JPY	11,019,956,109	HSBC Bank USA N.A.	6/25/15	384,549
USD	73,738,737	MXN	1,111,574,590	Morgan Stanley Capital Services LLC	6/25/15	1,547,719
INR	3,849,390,265	USD	60,314,000	Credit Suisse International	6/26/15	(431,376)
INR	3,496,949,196	USD	54,905,781	Credit Suisse International	6/26/15	(505,869)
USD	44,801,097	EUR	41,327,900	Brown Brothers Harriman & Co.	6/29/15	(1,637,245)
USD	150,941,890	MXN	2,216,400,530	UBS AG	7/09/15	7,140,702
USD	93,597,304	JPY	11,110,000,000	Credit Suisse International	7/10/15	477,123
USD	91,734,719	JPY	11,020,000,000	Deutsche Bank AG	7/13/15	(634,530)
USD	75,141,283	MXN	1,112,369,010	Credit Suisse International	7/23/15	3,040,076
USD	56,074,528	MXN	847,594,530	Deutsche Bank AG	7/23/15	1,135,395
USD	115,818,733	JPY	13,750,000,000	JPMorgan Chase Bank N.A.	8/03/15	536,872
INR	3,832,449,580	USD	59,161,000	Credit Suisse International	8/05/15	27,411
USD	148,991,858	MXN	2,223,331,000	Credit Suisse International	8/06/15	5,020,468
USD	54,704,000	CNH	349,443,682	Morgan Stanley Capital Services LLC	8/07/15	(1,125,061)
USD	117,215,190	JPY	13,890,000,000	Deutsche Bank AG	8/10/15	747,650
USD	56,000,534	MXN	847,663,280	BNP Paribas S.A.	8/20/15	1,165,774
USD	72,585,238	MXN	1,108,630,630	Deutsche Bank AG	8/20/15	868,678
USD	59,365,000	CLP	35,686,082,450	Morgan Stanley Capital Services LLC	8/24/15	1,616,163

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	21

Consolidated Schedule of Investments (continued)

As of April 30, 2015, forward foreign currency contracts outstanding were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,466,000	CLP	35,761,960,410	UBS AG	8/26/15	$1,604,755
USD	52,514,456	MXN	831,513,890	BNP Paribas S.A.	9/03/15	(1,221,259)
CLP	36,085,693,800	USD	57,766,964	JPMorgan Chase Bank N.A.	9/15/15	513,523
USD	59,371,000	CLP	36,085,693,800	JPMorgan Chase Bank N.A.	9/15/15	1,090,513
USD	71,455,592	MXN	1,107,061,490	Morgan Stanley Capital Services LLC	9/17/15	(14,880)
USD	72,194,190	MXN	1,103,993,550	Morgan Stanley Capital Services LLC	9/17/15	921,780
USD	72,521,342	MXN	1,117,974,500	Deutsche Bank AG	10/01/15	419,122
USD	70,672,028	MXN	1,078,278,460	JPMorgan Chase Bank N.A.	10/01/15	1,129,949
USD	158,265,827	JPY	18,990,000,000	JPMorgan Chase Bank N.A.	10/13/15	(1,144,911)
USD	101,065,459	MXN	1,574,347,180	Deutsche Bank AG	10/15/15	(367,599)
USD	110,642,831	KRW	118,830,400,000	Credit Suisse International	10/27/15	799,965
USD	134,151,049	KRW	144,413,604,000	Deutsche Bank AG	10/27/15	659,920
Total						$(31,750,359)

•	As of April 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Apple, Inc.	Call	USD	135.00	8/21/15	791	$310,467
SPDR Gold Shares[1]	Call	USD	135.00	6/19/15	11,874	77,181
Total						$387,648

•	As of April 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Value
Phillips 66	Citibank N.A.	Call	USD	75.00	5/15/15	1,393,035	—	$6,407,961
Phillips 66	Deutsche Bank AG	Call	USD	75.00	5/15/15	279,424	—	1,285,350
Topix Index	Goldman Sachs International	Call	JPY	1,550.00	6/12/15	19,241,447	—	10,857,922
Topix Index	Morgan Stanley & Co. International PLC	Call	JPY	1,600.00	6/12/15	13,863,283	—	4,289,634
AbbVie, Inc.	Barclays Bank PLC	Call	USD	55.00	6/19/15	2,816,400	—	27,459,900
Aetna, Inc.	Barclays Bank PLC	Call	USD	80.00	6/19/15	2,238,200	—	60,191,353
Humana, Inc.	Goldman Sachs International	Call	USD	125.00	6/19/15	1,422,629	—	57,901,000
Johnson & Johnson Co.	Deutsche Bank AG	Call	USD	110.00	7/17/15	5,507,400	—	605,814
Glaxosmithkline PLC	Barclays Bank PLC	Call	USD	44.00	8/21/15	5,481,527	—	16,444,581
Topix Index	Bank of America N.A.	Call	JPY	1,615.00	9/11/15	13,611,900	—	7,169,186
Topix Index	BNP Paribas S.A.	Call	JPY	1,600.00	9/11/15	8,771,009	—	5,145,241
SPDR Gold Trust[1]	JPMorgan Chase Bank N.A.	Call	USD	120.00	9/18/15	1,248,368	—	2,683,991
STOXX Europe 600 Index	Bank of America N.A.	Call	EUR	404.13	9/18/15	367,867	—	5,047,090
Morgan Stanley Japan Custom Index	Morgan Stanley & Co. International PLC	Call	JPY	131.28	12/11/15	100,235,739	—	21,286,830
Morgan Stanley Japan Custom Index	Morgan Stanley & Co. International PLC	Call	JPY	139.99	12/11/15	25,713,659	—	5,561,193
Topix Index	Bank of America N.A.	Call	JPY	1,525.00	12/11/15	18,438,336	—	19,544,118
Topix Index	Citibank N.A.	Call	JPY	1,585.00	12/11/15	19,311,652	—	15,118,217
Topix Index	USB AG	Call	JPY	1,425.00	12/11/15	9,518,600	—	15,589,200
Euro STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,325.00	12/18/15	42,704	—	17,127,461
Abbott Laboratories, Inc.	Citibank N.A.	Call	USD	49.00	1/15/16	2,722,500	—	4,529,233
Activision Blizzard, Inc.	Deutsche Bank AG	Call	USD	19.00	1/15/16	2,647,391	—	12,083,513
Bank of America Corp.	Goldman Sachs International	Call	USD	16.50	1/15/16	7,668,200	—	6,684,907
Citigroup, Inc.	Goldman Sachs International	Call	USD	50.50	1/15/16	3,559,400	—	19,865,617
General Electric Co.	Deutsche Bank AG	Call	USD	28.50	1/15/16	5,416,826	—	4,379,612
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	95.00	1/15/16	548,900	—	6,998,475
International Business Machines Corp.	Barclays Bank PLC	Call	USD	182.00	1/15/16	557,358	—	3,106,257
International Business Machines Corp.	Deutsche Bank AG	Call	USD	182.00	1/15/16	557,357	—	3,106,251
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	59.00	1/15/16	2,737,200	—	17,155,839
Merck & Co., Inc.	Goldman Sachs International	Call	USD	59.00	1/15/16	5,455,879	—	19,435,314
MetLife, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	4,432,660	—	5,651,642
Phizer, Inc.	Citibank N.A.	Call	USD	33.00	1/15/16	11,065,600	—	23,702,515
[1]	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Consolidated Notes to Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)

As of April 30, 2015, OTC options purchased were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Value
Prudential Financial, Inc.	Citibank N.A.	Call	USD	90.00	1/15/16	3,435,627	—	$9,928,962
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	1/15/16	421,200	—	1,674,270
Wells Fargo Co.	Goldman Sachs International	Call	USD	60.00	1/15/16	1,404,000	—	1,354,860
Topix Index	Citibank N.A.	Call	JPY	1,585.00	3/11/16	27,328,400	—	25,252,806
Baxter International	Goldman Sachs International	Call	USD	72.75	3/18/16	1,083,364	—	2,123,307
Johnson & Johnson Co.	Goldman Sachs International	Call	USD	103.00	4/15/16	5,410,539	—	17,944,972
Topix Index	Citibank N.A.	Call	JPY	1,675.00	6/10/16	17,327,007	—	12,043,555
Topix Index	Morgan Stanley & Co. International PLC	Call	JPY	1,675.00	6/10/16	9,208,067	—	6,400,289
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	383,067	—	22,831,083
Taiwan Stock Exchange Weighted Index	Citibank N.A.	Call	TWD	9,000.77	9/21/16	480,300	—	14,560,501
Taiwan Stock Exchange Weighted Index	Citibank N.A.	Call	TWD	9,483.14	9/21/16	436,835	—	9,769,515
Euro STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	101,572	—	46,160,173
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/16	320,701	—	19,639,127
Euro STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	39,533	—	15,182,338
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	361,239	—	20,822,790
Euro STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	36,703	—	13,276,106
Euro STOXX 50 Index	Bank of America N.A	Call	EUR	3,600.00	9/15/17	39,432	—	13,552,464
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	372.06	9/15/17	234,650	—	11,370,033
Euro STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	40,448	—	18,082,791
Nikkei 225 Index	Goldman Sachs International	Call	JPY	21,968.28	3/09/18	1,144,461	—	14,487,082
Euro STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	33,589	—	14,202,802
Euro STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	16,276	—	6,415,649
Euro STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	15,600	—	7,474,137
Taiwan Stock Exchange Weighted Index	Goldman Sachs International	Call	TWD	9,677.00	12/21/16	443,400	—	9,222,972
Nikkei 225 Index	Goldman Sachs International	Put	USD	4,250.00	5/15/15	40,702	—	496,564
Russell 2000 Index	Deutsche Bank AG	Put	USD	1,240.00	5/15/15	224,628	—	5,885,254
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,250.00	5/15/15	131,892	—	4,372,220
S&P 500 Index	Citibank N.A.	Put	USD	2,050.00	5/15/15	67,716	—	785,506
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	2,025.00	5/15/15	81,615	—	571,305
S&P 500 Index	UBS AG	Put	USD	2,050.00	5/15/15	67,716	—	785,506
Transocean Ltd.	Citibank N.A.	Put	USD	26.00	5/15/15	4,466,803	—	32,831,002
Ibovespa Brasil Sao Paulo Stock Exchange Index	Goldman Sachs International	Put	BRL	48,000.00	6/17/15	7,253	—	206,981
Chevron Corp.	Citibank N.A.	Put	USD	95.00	6/19/15	1,644,333	—	600,182
JPY Currency	JPMorgan Chase Bank N.A.	Put	USD	116.00	6/19/15	—	273,765	738,619
S&P 500 Index	Credit Suisse International	Put	USD	2,065.00	6/19/15	192,739	—	6,842,235
Ibovespa Brasil Sao Paulo Stock Exchange Index	Bank of America N.A.	Put	BRL	47,604.37	8/12/15	9,191	—	869,175
Total								$815,172,350

•	As of April 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Receive	3-month USD LIBOR	6/30/15	USD	2,765,642	$8,211,302
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.65%	Receive	3-month USD LIBOR	7/23/15	USD	1,942,430	12,063,306
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.53%	Receive	3-month USD LIBOR	8/12/15	USD	4,403,240	19,108,653
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	24,235,132	486,647
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	12,066,812	242,304
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	14,080,590	712,810
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	3-month JPY LIBOR	4/04/18	JPY	12,739,074	647,968
Total									$41,472,990

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	23

Consolidated Schedule of Investments (continued)

•	As of April 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Apple Inc.	Call	USD	150.00	8/21/15	791	$(97,293)
Apple, Inc.	Put	USD	120.00	8/21/15	791	(456,802)
Total						$(554,095)

•	As of April 30, 2015, OTC barrier options written were as follows:

Description	Counterparty	Strike Price		Barrier Price		Expiration Date	Contracts	Value
Nikkei 225 Index	Goldman Sachs International	JPY	17,974.04	JPY	14,978.37	3/09/18	1,144,461	$(19,594,813)
Euro STOXX 50 Index	Deutsche Bank AG	EUR	2,586.07	EUR	2,165.83	9/21/18	15,600	(2,756,440)
Total								$(22,351,253)

•	As of April 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
AbbVie, Inc.	Barclays Bank PLC	Call	USD	60.00	5/15/15	1,095,000	$(5,310,750)
Topix Index	Morgan Stanley & Co. International PLC	Call	JPY	1,750.00	6/12/15	9,242,188	(183,177)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Goldman Sachs International	Call	BRL	54,500.00	6/17/15	7,253	(7,783,536)
AbbVie, Inc.	Barclays Bank PLC	Call	USD	65.00	6/19/15	2,816,400	(6,196,080)
Aetna, Inc.	Barclays Bank PLC	Call	USD	90.00	6/19/15	2,238,200	(44,308,459)
Humana, Inc.	Goldman Sachs International	Call	USD	155.00	6/19/15	1,422,629	(18,920,966)
S&P 500 Index	Credit Suisse International	Call	USD	2,175.00	6/19/15	192,739	(848,052)
Tesla Motors, Inc.	Deutsche Bank AG	Call	USD	210.00	6/19/15	129,993	(3,054,836)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Bank of America N.A.	Call	BRL	55,416.37	8/12/15	9,191	(12,224,014)
GlaxoSmithKline PLC	Barclays Bank PLC	Call	USD	50.00	8/21/15	5,481,527	(3,151,878)
Tenet Healthcare Corp.	Goldman Sachs International	Call	USD	49.00	8/21/15	656,938	(2,529,211)
Topix Index	Citibank N.A.	Call	JPY	1,800.00	12/11/15	19,311,652	(4,262,706)
Abbott Laboratories	Citibank N.A.	Call	USD	55.00	1/15/16	2,722,500	(1,129,838)
Activision Blizzard Inc.	Deutsche Bank AG	Call	USD	24.00	1/15/16	2,647,391	(4,362,503)
Bank of America Corp.	Goldman Sachs International	Call	USD	19.00	1/15/16	7,668,200	(1,791,138)
Citigroup, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	3,559,400	(7,314,567)
General Electric Co.	Deutsche Bank AG	Call	USD	32.00	1/15/16	5,416,826	(1,029,197)
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	66.00	1/15/16	2,737,200	(7,021,876)
Merck & Co., Inc.	Goldman Sachs International	Call	USD	65.00	1/15/16	5,455,879	(7,529,113)
MetLife, Inc.	Goldman Sachs International	Call	USD	67.50	1/15/16	4,432,660	(1,193,494)
Pfizer, Inc.	Citibank N.A.	Call	USD	37.50	1/15/16	11,065,600	(6,869,856)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	105.00	1/15/16	3,435,627	(1,906,773)
United Continental Holdings, Inc.	Citibank N.A.	Call	USD	60.00	1/15/16	471,414	(3,747,741)
Valeant Pharmaceutical	Barclays Bank PLC	Call	USD	240.00	1/15/16	80,900	(1,419,795)
Baxter International	Goldman Sachs International	Call	USD	82.00	3/18/16	1,083,364	(560,067)
Johnson & Johnson Co.	Goldman Sachs International	Call	USD	113.00	4/15/16	5,410,539	(5,641,461)
S&P 500 Index	Credit Suisse International	Put	USD	1,950.00	6/19/15	192,739	(2,293,594)
Topix Index	Bank of America N.A.	Put	JPY	1,435.00	9/11/15	13,611,900	(2,544,781)
STOXX Europe 600 Index	Bank of America N.A.	Put	EUR	368.48	9/18/15	367,867	(4,130,594)
Morgan Stanley Japan Custom Index	Morgan Stanley & Co. International PLC	Put	JPY	137.22	12/11/15	25,713,659	(534,226)
Morgan Stanley Japan Custom Index	Morgan Stanley & Co. International PLC	Put	JPY	128.68	12/11/15	100,235,739	(1,705,576)
Topix Index	Bank of America N.A.	Put	JPY	1,425.00	12/11/15	18,438,336	(5,593,809)
Topix Index	Citibank N.A.	Put	JPY	1,400.00	12/11/15	19,311,652	(4,969,839)
Topix Index	UBS AG	Put	JPY	1,225.00	12/11/15	9,518,600	(721,008)
Topix Index	Citibank N.A.	Put	JPY	1,435.00	3/11/16	27,328,400	(11,884,169)
Topix Index	Citibank N.A.	Put	JPY	1,500.00	6/10/16	8,663,503	(6,641,812)
Topix Index	Citibank N.A.	Put	JPY	1,475.00	6/10/16	8,663,504	(5,909,498)
Topix Index	Morgan Stanley Capital Services LLC	Put	JPY	1,450.00	6/10/16	9,208,067	(5,570,584)

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)

As of April 30, 2015, OTC options written were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Taiwan Stock Exchange Weighted Index	Citibank N.A.	Put	TWD	8,691.29	9/21/16	436,835	$(5,362,383)
Taiwan Stock Exchange Weighted Index	Citibank N.A.	Put	TWD	8,100.70	9/21/16	480,300	(3,621,569)
Taiwan Stock Exchange Weighted Index	Goldman Sachs International	Put	TWD	8,868.97	12/16/21	443,400	(7,310,337)
Total							$(229,084,863)

•	As of April 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.40%	Pay	3-month USD LIBOR	7/23/15	USD	832,480	$(1,925,818)

•	As of April 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 24, Version 1	5.00%	Chicago Mercantile	6/20/20	USD	85,071	$(70,228)

•	As of April 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Unrealized Depreciation
Markit iTraxx XO, Series 23, Version 1	5.00%	Intercontinental Exchange	6/20/20	B	EUR 111,393	$13,145,375	$(1,807,159)
[1]	Using S&P’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of April 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.03%[3]	3 Month LIBOR	Chicago Mercantile	N/A	3/11/17	USD	1,378,120	$(6,646,512)
0.97%[3]	3 Month LIBOR	Chicago Mercantile	N/A	3/17/17	USD	693,720	(2,536,478)
0.99%[3]	3 Month LIBOR	Chicago Mercantile	N/A	3/17/17	USD	2,774,730	(11,180,447)
1.08%[3]	3 Month LIBOR	Chicago Mercantile	N/A	4/07/17	USD	2,806,820	(15,548,995)
3.48%[4]	3 Month FRA	Chicago Mercantile	N/A	2/05/20	NZD	83,216	(358,386)
3.60%[4]	3 Month FRA	Chicago Mercantile	N/A	2/09/20	NZD	166,745	(2,605)
3.59%[4]	3 Month FRA	Chicago Mercantile	N/A	2/09/20	NZD	142,308	(48,043)
1.88%[4]	3 Month LIBOR	Chicago Mercantile	N/A	3/11/20	USD	567,696	8,577,943
2.89%[4]	6 Month BBSW	Chicago Mercantile	6/11/15[4]	6/11/20	AUD	70,497	787,856
2.16%[4]	3 Month LIBOR	Chicago Mercantile	N/A	3/17/25	USD	152,630	539,101
2.18%[4]	3 Month LIBOR	Chicago Mercantile	N/A	3/17/25	USD	305,240	1,705,472
2.23%[4]	3 Month LIBOR	Chicago Mercantile	N/A	3/17/25	USD	305,190	3,203,591
2.22%[4]	3 Month LIBOR	Chicago Mercantile	N/A	4/07/25	USD	608,620	5,456,726
Total							$(16,050,777)
[3]	Fund pays the fixed rate and receives the floating rate.
[4]	Fund pays the floating rate and received the fixed rate.
[5]	Forward swap.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	25

Consolidated Schedule of Investments (continued)

•	As of April 30, 2015, OTC currency swaps outstanding were as follows:

		Notional Amount (000)
Fund Pays	Fund Receives	Fund Pays	Fund Receives	Counterparty	Expiration Date	Value	Premiums Paid (Received)	Unrealized Depreciation
0.10%	1.23%	USD 92,066	JPY 11,078,850	Bank of America N.A.	3/15/17	$(779,128)	(24,558)	$ (754,570)

•	As of April 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
2.06%[1]	6-month WIBOR	Deutsche Bank AG	3/17/20	PLN	164,227	$(98,822)	—	$(98,822)
2.05%[1]	6-month WIBOR	Deutsche Bank AG	3/19/20	PLN	54,759	(38,102)	—	(38,102)
Total						$(136,924)	—	$(136,924)
[1]	Fund pays the fixed rate and receives the floating rate.

•	As of April 30, 2015, OTC total return swaps outstanding were as follows:
Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)			Value	Premiums Paid (Received)	Appreciation
Siloam International Hospitals	1-month LIBOR +0.50%[2]	Credit Suisse Securities (USA) LLC	2/09/16	USD	14,193		$1,010,654	—	$1,010,654
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 2,703,510,000[3]	BNP Paribas S.A.	4/01/16	JPY	1,026	[4]	5,636,985	—	5,636,985
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 2,773,800,000[3]	BNP Paribas S.A.	4/01/16	JPY	1,035	[4]	5,296,357	—	5,296,357
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,726,515,000[3]	BNP Paribas S.A.	4/03/17	JPY	979	[4]	6,723,451	—	6,723,451
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,778,300,000[3]	BNP Paribas S.A.	4/03/17	JPY	980	[4]	6,319,932	—	6,319,932
Total							$24,987,379	—	$24,987,379
[2]	Fund receives the total return of the reference entity and pays the floating rate. Net payment at termination.
[3]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment at termination.
[4]	Contract amount shown.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (continued)

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$163,485,806	—	$163,485,806
Belgium	$13,506,886	—	—	13,506,886
Brazil	229,777,572	—	—	229,777,572
Canada	789,429,289	—	—	789,429,289
China	137,404,026	124,855,486	—	262,259,512
Cyprus	12,607,743	—	—	12,607,743
Denmark	—	19,081,241	—	19,081,241
France	169,808,341	1,090,881,315	—	1,260,689,656
Germany	—	444,876,830	—	444,876,830
Hong Kong	8,752,469	585,281,578	—	594,034,047
India	—	120,955,564	—	120,955,564
Indonesia	29,376,811	—	—	29,376,811
Ireland	288,327,513	99,979,506	—	388,307,019
Israel	372,627,470	—	—	372,627,470
Italy	116,280,503	161,993,812	—	278,274,315
Japan	—	5,485,219,797	—	5,485,219,797
Kazakhstan	24,858,702	—	—	24,858,702
Luxembourg	—	5,394,047	—	5,394,047
Malaysia	68,095,874	59,503,272	—	127,599,146
Mexico	146,410,720	—	—	146,410,720
Netherlands	74,199,021	423,879,644	—	498,078,665
Norway	—	218,210,525	—	218,210,525
Peru	148,536,162	—	—	148,536,162
Portugal	—	28,874,002	—	28,874,002
Russia	3,006,684	—	—	3,006,684
Singapore	21,880,536	341,793,199	—	363,673,735
South Africa	—	25,378,385	—	25,378,385
South Korea	—	295,425,421	—	295,425,421
Spain	—	75,818,036	—	75,818,036
Sweden	—	132,700,217	—	132,700,217
Switzerland	23,987,252	909,155,163	—	933,142,415
Taiwan	—	129,922,840	—	129,922,840
Thailand	77,637,058	—	—	77,637,058
United Arab Emirates	84,300,624	—	—	84,300,624
United Kingdom	303,079,051	1,307,771,177	$45,103,581	1,655,953,809
United States	15,213,057,212	29,275,751	2,096,082	15,244,429,045
Corporate Bonds	—	4,457,448,202	475,111,586	4,932,559,788
Credit Linked Notes	—	173,193,344	—	173,193,344
Floating Rate Loan Interests	—	521,495,830	115,487,475	636,983,305
Foreign Agency Obligations	—	4,600,051,522	—	4,600,051,522
U.S. Government Sponsored Agency Securities	—	393,066,879	—	393,066,879
U.S. Treasury Obligations	—	1,756,636,911	—	1,756,636,911
Investment Companies	382,127,276	—	—	382,127,276
Preferred Securities	746,030,200	307,092,503	577,176,625	1,630,299,328
Warrants	—	11,380,650	—	11,380,650
Short-Term Securities:
Foreign Agency Obligations	—	2,493,613,466	—	2,493,613,466
Money Market Funds	46,270,124	429,729,801	—	475,999,925
Time Deposits	—	14,485,659	—	14,485,659
U.S. Treasury Obligations	—	7,768,621,441	—	7,768,621,441
Options Purchased	—	—	—	—
Equity contracts	103,831,339	710,990,040	—	814,821,379
Foreign currency exchange contracts	—	738,619	—	738,619
Interest rate contracts	—	41,472,990	—	41,472,990

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	27

Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Investments Sold Short	$(144,058,133)	—	—	$(144,058,133)
TBA sale commitments	—	$(198,104,874)	—	(198,104,874)
Total	$19,491,148,325	$35,761,625,597	$1,214,975,349	$56,467,749,271

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$12,942,646	$24,987,379	—	$37,930,025
Foreign currency exchange contracts	—	70,795,259	—	70,795,259
Interest contracts	—	20,270,689	—	20,270,689
Liabilities:
Credit contracts	—	(1,877,387)	—	(1,877,387)
Equity contracts	(63,376,193)	(222,188,476)	—	(285,564,669)
Foreign currency exchange contracts	—	(102,545,618)	—	(102,545,618)
Interest contracts	—	(39,138,778)	—	(39,138,778)
Total	$(50,433,547)	$(249,696,932)	—	$(300,130,479)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash held for investments sold short	$133,305,157	—	—	$133,305,157
Foreign currency at value	684,951	—	—	684,951
Cash pledged for centrally cleared swaps	55,525,000	—	—	55,525,000
Liabilities:
Bank overdraft	—	$(4,160,937)	—	(4,160,937)
Collateral on securities loaned at value	—	(429,729,801)	—	(429,729,801)
Cash received as collateral for OTC derivatives	(653,548,669)	—	—	(653,548,669)
Total	$(464,033,561)	$(433,890,738)	—	$(897,924,299)

During the period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of October 31, 2014	$45,990,427	$248,074,286	$45,883,966	$364,409,258	$704,357,937
Transfers into Level 3	—	89,571,720	—	—	89,571,720
Transfers out of Level 3	—	(83,308,291)	—	(28,390,380)	(111,698,671)
Accrued discounts/premiums	—	2,775,298	17,837	—	2,793,135
Net realized gain (loss)	—	(20,889,096)	18,043	—	(20,871,053)
Net change in unrealized appreciation (depreciation)[2]	(886,846)	32,400,056	3,502,268	144,742,073	179,757,551
Purchases	2,096,082	253,056,046	76,432,636	96,415,674	428,000,438
Sales	—	(46,568,433)	(10,367,275)	—	(56,935,708)
Closing Balance, as of April 30, 2015	$47,199,663	$475,111,586	$115,487,475	$577,176,625	$1,214.975,349
Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2015[3]	$(886,846)	$(25,754,270)	$3,502,268	$144,742,072	$121,603,224
[2]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
[3]	Any difference between Net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Schedule of Investments (concluded)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of April 30, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $551,280,202. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Input
Assets:
Common Stocks	$45,103,581	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.25x	—
Corporate Bonds	72,496,791	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.25x	—
	669,589	Recovery Value	Recovery Rate[1]	—	—
	64,664,235	Discounted Cash Flow	Discount Rate[2]	15.00%	—
Preferred Stocks	283,734,737	Market Comparable Companies	Current Year Revenue Multiple[1]	21.25x	—
			Next Fiscal Year Revenue Multiple[1]	17.50x	—
			Net Revenue Growth Rate[1]	372.80%	—
			Compounded Annual Net Revenue Growth Rate[1]	95.02%	—
	197,026,214	Market Comparable Companies	2015 Gross Billings Multiple[1]	11.90x	—
		Options Pricing Model	2015P Revenue Multiple[1]	9.5x	—
			Years to IPO[2]	1-3	—
			Risk Free Rate[2]	0.31% — 0.99%	0.50%
			Volatility[1]	40.00% — 55.00%	44.10%
Total	$663,695,147
[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	29

Consolidated Statement of Assets and Liabilities

April 30, 2015 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned at value of $406,925,496) (cost — $48,416,179,758)	$55,526,066,555
Investments at value — affiliated (cost — $1,358,118,311)	1,283,845,723
Cash held for investments sold short	133,305,157
Investments sold receivable	453,661,348
TBA sale commitments receivable	198,104,874
Interest receivable	131,540,108
Dividends receivable	100,698,026
Unrealized appreciation on forward foreign currency exchange contracts	70,795,259
Capital shares sold receivable	65,160,180
Options written receivable	29,455,509
Unrealized appreciation on OTC derivatives	24,987,379
Variation margin receivable on financial futures contracts	13,285,364
Swaps receivable	1,755,303
Foreign currency at value (cost — $685,188)	684,951
Securities lending income receivable — affiliated	660,699
Cash pledged for centrally cleared swaps	55,525,000
Prepaid expenses	714,222
Total assets	58,090,245,657

Liabilities
Collateral on securities loaned at value	429,729,801
Investments purchased payable	940,417,244
Cash received as collateral for OTC derivatives	653,548,669
Options written at value (premiums received — $210,049,385)	253,916,029
TBA sale commitments at value (proceeds — $198,104,874)	198,104,874
Investments sold short at value (proceeds — $142,700,308)	144,058,133
Unrealized depreciation on forward foreign currency exchange contracts	102,545,618
Capital shares redeemed payable	89,151,664
Options written payable	39,368,445
Investment advisory fees payable	30,163,005
Service and distribution fees payable	16,964,444
Bank overdraft	4,160,937
Swaps payable	1,581,166
Unrealized depreciation on OTC derivatives	891,494
Deferred foreign capital gain tax payable	683,338
Other affiliates payable	299,615
Officer’s and Directors’ fees payable	117,521
Swap premiums received	24,558
Variation margin payable on centrally cleared swaps	86,893
Other accrued expenses payable	22,166,345
Total liabilities	2,927,979,793
Net Assets	$55,162,265,864

Net Assets Consist of
Paid-in capital	$46,250,327,552
Distributions in excess of net investment income	(283,980,255)
Accumulated net realized gain	2,253,502,400
Net unrealized appreciation (depreciation)	6,942,416,167
Net Assets	$55,162,265,864

Net Asset Value
Institutional — Based on net assets of $20,939,361,011 and 1,006,640,661 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.80
Investor A — Based on net assets of $17,346,717,560 and 838,868,739 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.68
Investor B — Based on net assets of $265,334,024 and 13,168,397 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$20.15
Investor C — Based on net assets of $15,372,187,606 and 810,654,364 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.96
Class R — Based on net assets of $1,238,665,663 and 62,396,000 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.85

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Statement of Operations

Six Months Ended April 30, 2015 (Unaudited)
Investment Income
Dividends — unaffiliated	$334,325,426
Interest	253,221,334
Securities lending — affiliated — net	4,219,800
Dividends — affiliated	9,679
Foreign taxes withheld	(18,246,623)
Total income	573,529,616

Expenses
Investment advisory	206,638,554
Service — Investor A	21,529,102
Service and distribution — Investor B	1,481,765
Service and distribution — Investor C	76,962,765
Service and distribution — Class R	3,085,641
Transfer agent — Institutional	8,811,306
Transfer agent — Investor A	9,258,504
Transfer agent — Investor B	205,901
Transfer agent — Investor C	7,419,752
Transfer agent — Class R	1,236,957
Custodian	3,649,218
Accounting services	2,778,437
Professional	577,764
Officer and Directors	377,498
Printing	370,060
Registration	284,592
Miscellaneous	355,415
Total expenses excluding dividend expense and stock loan fees	345,023,231
Dividend expense	1,228,599
Stock loan fees	6,004
Total expenses	346,257,834
Less fees waived by Manager	(23,678,329)
Total expenses after fees waived	322,579,505
Net investment income	250,950,111

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (including $3,342,575 foreign capital gain tax)	1,681,161,114
Investments — affiliated	(3,812,255)
Financial futures contracts	20,287,411
Foreign currency transactions	740,560,136
Options written	55,548,767
Short sales	(9,635,520)
Swaps	51,758,171
2,535,867,824
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $683,338 foreign capital gain tax)	(353,394,104)
Investments — affiliated	32,547,647
Financial futures contracts	(15,175,818)
Foreign currency translations	(206,266,592)
Options written	11,064,261
Swaps	(14,076,926)
Short sales	(1,127,070)
(546,428,602)
Net realized and unrealized gain	1,989,439,222
Net Increase in Net Assets Resulting from Operations	$2,240,389,333

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	31

Consolidated Statements of Changes in Net Assets

	Six Months Ended April 30,	Year Ended
Increase (Decrease) in Net Assets:	2015 (Unaudited)	October 31, 2014
Operations
Net investment income	$250,950,111	$712,386,073
Net realized gain	2,535,867,824	4,133,411,709
Net change in unrealized appreciation (depreciation)	(546,428,602)	(2,009,738,629)
Net increase in net assets resulting from operations	2,240,389,333	2,836,059,153

Distributions to Shareholders From[1]
Net investment income:
Institutional	(334,242,984)	(327,137,897)
Investor A	(249,750,829)	(241,707,008)
Investor B	(3,234,467)	(1,624,272)
Investor C	(186,264,998)	(108,337,878)
Class R	(16,512,825)	(12,766,828)
Net realized gain:
Institutional	(1,447,355,150)	(923,415,222)
Investor A	(1,191,743,896)	(833,382,646)
Investor B	(21,915,871)	(21,372,435)
Investor C	(1,159,361,043)	(768,908,083)
Class R	(88,285,445)	(59,125,782)
Decrease in net assets resulting from distributions to shareholders	(4,698,667,508)	(3,297,778,051)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	170,572,246	117,188,082

Net Assets
Total decrease in net assets	(2,287,705,929)	(344,530,816)
Beginning of period	57,449,971,793	57,794,502,609
End of period	$55,162,265,864	$57,449,971,793
Undistributed (distributions in excess of) net investment income, end of period	$(283,980,255)	$251,647,130
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Financial Highlights

	Institutional
	Six Months Ended April 30, 2015 (Unaudited)

			Year Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$21.77		$21.95	$19.54	$19.16	$19.07	$17.42
Net investment income[1]	0.13		0.35	0.28	0.31	0.38	0.33
Net realized and unrealized gain	0.72		0.77	2.43	0.64	0.08 [2]	1.65 [2]
Net increase from investment operations	0.85		1.12	2.71	0.95	0.46	1.98
Distributions from:[3]
Net investment income	(0.34)		(0.33)	(0.30)	(0.38)	(0.37)	(0.33)
Net realized gain	(1.48)		(0.97)	—	(0.19)	—	—
Total distributions	(1.82)		(1.30)	(0.30)	(0.57)	(0.37)	(0.33)
Net asset value, end of period	$20.80		$21.77	$21.95	$19.54	$19.16	$19.07

Total Return[4]
Based on net asset value	4.39%	[5]	5.35%	13.97%	5.20%	2.39%	11.54%

Ratios to Average Net Assets
Total expenses	0.87%	[6]	0.87%	0.87%	0.87%	0.87%	0.88%
Total expenses after fees waived	0.78%	[6]	0.78%	0.78%	0.79%	0.78%	0.81%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	0.78%	[6]	0.78%	0.78%	0.79%	0.78%	0.81%
Net investment income	1.30%	[6]	1.60%	1.35%	1.61%	1.92%	1.83%

Supplemental Data
Net assets, end of period (000)	$20,939,339		$22,075,330	$20,968,279	$18,657,773	$16,879,389	$12,894,088
Portfolio turnover rate[7]	38%		75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended April 30, 2015 (Unaudited)

		Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	37%	—	—	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	33

Consolidated Financial Highlights (continued)

	Investor A
	Six Months Ended April 30, 2015 (Unaudited)

			Year Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$21.65		$21.83	$19.44	$19.06	$18.97	$17.34
Net investment income[1]	0.10		0.29	0.22	0.25	0.32	0.28
Net realized and unrealized gain	0.72		0.77	2.41	0.65	0.09 [2]	1.64 [2]
Net increase from investment operations	0.82		1.06	2.63	0.90	0.41	1.92
Distributions from:[3]
Net investment income	(0.31)		(0.27)	(0.24)	(0.33)	(0.32)	(0.29)
Net realized gain	(1.48)		(0.97)	—	(0.19)	—	—
Total distributions	(1.79)		(1.24)	(0.24)	(0.52)	(0.32)	(0.29)
Net asset value, end of period	$20.68		$21.65	$21.83	$19.44	$19.06	$18.97

Total Return[4]
Based on net asset value	4.25%	[5]	5.10%	13.63%	4.92%	2.13%	11.20%

Ratios to Average Net Assets
Total expenses	1.14%	[6]	1.13%	1.13%	1.15%	1.14%	1.15%
Total expenses after fees waived	1.06%	[6]	1.04%	1.05%	1.07%	1.06%	1.08%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.06%	[6]	1.04%	1.05%	1.07%	1.06%	1.08%
Net investment income	1.03%	[6]	1.33%	1.08%	1.33%	1.63%	1.56%

Supplemental Data
Net assets, end of period (000)	$17,346,718		$17,792,885	$18,858,846	$17,292,587	$17,638,914	$15,724,095
Portfolio turnover rate[7]	38%		75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended April 30, 2015 (Unaudited)

		Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	37%	—	—	—	—	—

See Notes to Consolidated Financial Statements.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Financial Highlights (continued)

	Investor B
	Six Months Ended April 30, 2015 (Unaudited)

			Year Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$21.13		$21.31	$18.96	$18.57	$18.49	$16.91
Net investment income[1]	0.02		0.11	0.06	0.09	0.10	0.13
Net realized and unrealized gain	0.70		0.76	2.35	0.65	0.14 [2]	1.61 [2]
Net increase from investment operations	0.72		0.87	2.41	0.74	0.24	1.74
Distributions from:[3]
Net investment income	(0.22)		(0.08)	(0.06)	(0.16)	(0.16)	(0.16)
Net realized gain	(1.48)		(0.97)	—	(0.19)	—	—
Total distributions	(1.70)		(1.05)	(0.06)	(0.35)	(0.16)	(0.16)
Net asset value, end of period	$20.15		$21.13	$21.31	$18.96	$18.57	$18.49

Total Return[4]
Based on net asset value	3.82%	[5]	4.27%	12.75%	4.10%	1.25%	10.35%

Ratios to Average Net Assets
Total expenses	1.92%	[6]	1.93%	1.95%	1.95%	1.97%	1.96%
Total expenses after fees waived	1.84%	[6]	1.84%	1.86%	1.86%	1.87%	1.89%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.84%	[6]	1.84%	1.86%	1.86%	1.87%	1.89%
Net investment income	0.22%	[6]	0.54%	0.28%	0.51%	0.50%	0.74%

Supplemental Data
Net assets, end of period (000)	$265,334		$335,683	$500,197	$660,370	$930,028	$1,209,744
Portfolio turnover rate[7]	38%		75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended April 30, 2015 (Unaudited)

		Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	37%	—	—	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	35

Consolidated Financial Highlights (continued)

	Investor C
	Six Months Ended April 30, 2015 (Unaudited)

			Year Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$20.00		$20.27	$18.06	$17.75	$17.70	$16.21
Net investment income[1]	0.03		0.12	0.06	0.10	0.16	0.13
Net realized and unrealized gain	0.65		0.71	2.26	0.59	0.08 [2]	1.54 [2]
Net increase from investment operations	0.68		0.83	2.32	0.69	0.24	1.67
Distributions from:[3]
Net investment income	(0.24)		(0.13)	(0.11)	(0.19)	(0.19)	(0.18)
Net realized gain	(1.48)		(0.97)	—	(0.19)	—	—
Total distributions	(1.72)		(1.10)	(0.11)	(0.38)	(0.19)	(0.18)
Net asset value, end of period	$18.96		$20.00	$20.27	$18.06	$17.75	$17.70

Total Return[4]
Based on net asset value	3.84%	[5]	4.29%	12.86%	4.08%	1.34%	10.37%

Ratios to Average Net Assets
Total expenses	1.88%	[6]	1.87%	1.88%	1.90%	1.90%	1.91%
Total expenses after fees waived	1.80%	[6]	1.79%	1.80%	1.82%	1.81%	1.84%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.80%	[6]	1.79%	1.80%	1.82%	1.81%	1.84%
Net investment income	0.28%	[6]	0.59%	0.33%	0.58%	0.89%	0.81%

Supplemental Data
Net assets, end of period (000)	$15,372,188		$15,976,240	$16,170,658	$15,179,009	$15,853,615	$14,921,531
Portfolio turnover rate[7]	38%		75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended April 30, 2015 (Unaudited)

		Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	37%	—	—	—	—	—

See Notes to Consolidated Financial Statements.

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Consolidated Financial Highlights (concluded)

	Class R
	Six Months Ended April 30, 2015 (Unaudited)

			Year Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$20.86		$21.08	$18.78	$18.44	$18.36	$16.80
Net investment income[1]	0.07		0.21	0.15	0.18	0.21	0.21
Net realized and unrealized gain	0.68		0.74	2.33	0.62	0.13 [2]	1.59 [2]
Net increase from investment operations	0.75		0.95	2.48	0.80	0.34	1.80
Distributions from:[3]
Net investment income	(0.28)		(0.20)	(0.18)	(0.27)	(0.26)	(0.24)
Net realized gain	(1.48)		(0.97)	—	(0.19)	—	—
Total distributions	(1.76)		(1.17)	(0.18)	(0.46)	(0.26)	(0.24)
Net asset value, end of period	$19.85		$20.86	$21.08	$18.78	$18.44	$18.36

Total Return[4]
Based on net asset value	4.04%	[5]	4.73%	13.26%	4.52%	1.84%	10.83%

Ratios to Average Net Assets
Total expenses	1.49%	[6]	1.47%	1.48%	1.51%	1.47%	1.49%
Total expenses after fees waived	1.40%	[6]	1.38%	1.39%	1.43%	1.38%	1.42%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.40%	[6]	1.38%	1.39%	1.43%	1.38%	1.42%
Net investment income	0.68%	[6]	0.99%	0.74%	0.97%	1.11%	1.22%

Supplemental Data
Net assets, end of period (000)	$1,238,666		$1,269,833	$1,296,522	$1,171,179	$1,077,174	$926,471
Portfolio turnover rate[7]	38%		75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended April 30, 2015 (Unaudited)

		Year Ended December 31,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	37%	—	—	—	—	—

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	37

Notes to Consolidated Financial Statements (unaudited)

1. Organization:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None
[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended April 30, 2015, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	39

Notes to Consolidated Financial Statements (continued)

are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)

or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	41

Notes to Consolidated Financial Statements (continued)

fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of April 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$10,233,607	$(10,233,607)	—
BNP Paribas Prime Brokerage, Inc.	14,005,311	(14,005,311)	—
Citigroup Global Markets, Inc.	42,306,548	(42,306,548)	—
Credit Suisse Securities (USA) LLC	46,524,692	(46,524,692)	—
Goldman Sachs & Co.	61,506,190	(61,506,190)	—
JP Morgan Clearing Corp.	54,475,227	(54,475,227)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	36,237,016	(36,237,016)	—
Morgan Stanley & Co. LLC	112,791,939	(112,791,939)	—
National Financial Services LLC	5,062,285	(5,062,285)	—
Nomura Securities International, Inc.	12,506,782	(12,506,782)	—
SG Americas Securities LLC	903,450	(903,450)	—
UBS Securities LLC	10,372,449	(10,372,449)	—
Total	$406,925,496	$(406,925,496)	—
[1]	Collateral with a value of $429,729,801 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically manage its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	43

Notes to Consolidated Financial Statements (continued)

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended April 30, 2015, transactions in options written were as follows:

	Calls			Puts
	Contracts	Notional (000)[1,2]	Premiums Received	Contracts	Notional (000)[1,2]	Premiums Received
Outstanding options, beginning of year	108,880,928	559,951	$99,250,140	142,595,281	559,951	$169,365,514
Options written	114,493,877	11,734,940	138,519,018	327,965,344	554,990	180,299,220
Options exercised	(4,984,830)	—	(8,429,520)	(1,746,596)	—	(13,417,912)
Options expired	(4,440,025)	—	(15,767,868)	(10,235,292)	—	(26,849,067)
Options closed	(115,157,949)	(11,462,411)	(129,201,120)	(214,803,384)	(1,114,941)	(183,719,020)
Outstanding options, end of period	98,792,001	832,480	$84,370,650	243,775,353	—	$125,678,735
[1]	Amount shown is in the currency in which the transaction was denominated.
[2]	Includes currency options and swaptions.

As of April 30, 2015 the value of portfolio securities subject to covered call options written was $3,598,802,193.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is notated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)
•	Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.
•	Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instrument as of April 30, 2015
		Value
	Consolidated Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC derivatives; Investments at value — unaffiliated; swap premium received	$61,743,679	$(39,163,336)
Foreign currency exchange contracts	Investments at value — unaffiliated; Net unrealized appreciation/depreciation on forward foreign currency exchange contracts	71,533,878	(102,545,618)
Credit contracts	Net unrealized appreciation (depreciation)[1]	—	(1,877,387)
Equity contracts	Net unrealized appreciation (depreciation)[1]; Unrealized appreciation (depreciation) on OTC derivatives; Investments at value — unaffiliated; Written options at value	852,751,404	(285,564,669)

Total		$986,028,961	$(429,151,010)
[1]	Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	45

Notes to Consolidated Financial Statements (continued)
The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations as of April 30, 2015
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation (Depreciation) on
Interest rate contracts:
Swaps	$27,555,841	$(18,728,624)
Options[2]	(9,846,159)	28,684,829
Foreign currency exchange contracts:
Foreign currency transactions/translations	768,247,736	(210,041,783)
Options[2]	40,171,699	(20,132,194)
Credit contracts:
Swaps	22,680,874	(9,206,136)
Equity contracts:
Financial futures contracts	20,287,411	(15,175,818)
Swaps	1,521,456	13,857,834
Options[2]	107,699,248	239,606,590
Total	$978,318,106	$8,864,698

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

For the six months ended April 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$328,627,924
Average notional value of contracts — short	$1,695,189,595
Foreign currency exchange contracts:
Average amounts purchased USD	$7,819,213,017
Average amounts sold USD	$1,262,234,120
Options:
Average notional value of option contracts purchased	$709,167,055
Average notional value of option contracts written	$230,541,433
Average notional value of swaption contracts purchased	$9,536,448,576
Average notional value of swaption contracts written	$416,240,000
Credit default swaps:
Average notional value — buy protection	$153,942,725
Average notional value — sell protection	$125,475,712
Interest rate swaps:
Average notional value — pays fixed rate	$8,763,360,000
Average notional value — receives fixed rate	$2,703,395,459
Currency swaps:
Average notional amount-pays	$46,393,844
Total return swaps:
Average notional value	$106,226,469

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange—traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange—traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

As of April 30, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$13,285,364	—
Forward foreign currency exchange contracts	70,795,259	$102,545,618
Options	857,032,988	253,916,029
Swaps — Centrally cleared	—	86,893
Swaps — OTC[2]	24,987,379	916,052
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	966,100,990	357,464,592
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(13,673,012)	(640,988)
Total derivative assets and liabilities subject to an MNA	$952,427,978	$356,823,604
[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	47

Notes to Consolidated Financial Statements (continued)

As of April 30, 2015, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$46,182,033	$(25,272,326)	$(20,909,707)	—	—
Barclays Bank PLC	125,284,882	(60,386,962)	—	$(64,897,920)	—
BNP Paribas S.A.	43,624,047	(20,570,671)	—	(23,053,376)	—
Brown Brothers Harriman & Co.	25,135	(25,135)	—	—	—
Citibank N.A.	175,804,536	(56,306,184)	—	(119,498,352)	—
Credit Suisse International	60,780,013	(15,417,621)	—	(37,450,000)	$7,912,392
Credit Suisse Securities (USA) LLC	1,010,654	—	—	—	1,010,654
Deutsche Bank AG	77,510,440	(36,396,052)	—	(41,114,388)	—
Goldman Sachs International	256,544,211	(89,116,397)	—	(167,427,814)	—
HSBC Bank USA N.A.	384,549	—	—	—	384,549
JPMorgan Chase Bank N.A.	61,078,139	(12,520,676)	—	(48,557,463)	—
Morgan Stanley & Co. International PLC	57,663,809	(2,422,979)	—	(55,240,830)	—
Morgan Stanley Capital Services LLC	7,695,866	(7,695,866)	—	—	—
UBS AG	38,839,664	(13,876,418)	(24,664,531)	—	298,715
Total	$952,427,978	$(340,007,287)	$(45,574,238)	$(557,240,143)	$9,606,310

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$25,272,326	$(25,272,326)	—	—	—
Barclays Bank PLC	60,386,962	(60,386,962)	—	—	—
BNP Paribas S.A.	20,570,671	(20,570,671)	—	—	—
Brown Brothers Harriman & Co.	1,637,245	(25,135)	—	—	$1,612,110
Citibank N.A.	56,306,184	(56,306,184)	—	—	—
Credit Suisse International	15,417,621	(15,417,621)	—	—	—
Deutsche Bank AG	36,396,052	(36,396,052)	—	—	—
Goldman Sachs International	89,116,397	(89,116,397)	—	—	—
JPMorgan Chase Bank N.A.	12,520,676	(12,520,676)	—	—	—
Morgan Stanley & Co. International PLC	2,422,979	(2,422,979)	—	—	—
Morgan Stanley Capital Services LLC	22,900,073	(7,695,866)	—	—	15,204,207
UBS AG	13,876,418	(13,876,418)	—	—	—
Total	$356,823,604	$(340,007,287)	—	—	$16,816,317
[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5]	Net amount represents the net amount payable due to the counterparty in the event of default.
48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, of BlackRock, for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is included in fees waived by Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
In excess of $40 Billion, but not exceeding $60 Billion	0.62%
In excess of $60 Billion, but not exceeding $80 Billion	0.61%
Greater than $80 Billion	0.60%

For the six months ended April 30, 2015, the Manager waived $23,668,034, which is included in fees waived by Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2015, the amount waived was $10,295.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

For the six months ended April 30, 2015, the Fund reimbursed the Manager $299,005 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $800,592.

For the six months ended April 30, 2015, affiliates received CDSCs as follows:

Investor A	$113,880
Investor B	$25,392
Investor C	$573,906
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	49

Notes to Consolidated Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$33,449
Investor A	$154,964
Investor B	$4,807
Investor C	$112,059
Class R	$908

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through May 31, 2014, the Fund retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold (the “Hurdle Date”) and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. For the period June 1, 2014 through December 31, 2014, the Fund retained 75% (80% commencing on the Hurdle Date and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2015, the Fund paid BIM $1,047,939 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $20,202,831 and $37,514,590, respectively.

6. Purchases and Sales:

For the six months ended April 30, 2015, purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities for were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$13,550,663,734	$16,461,063,431
U.S. Government Securities	$3,604,529,010	$4,660,099,594

Purchases and sales related to mortgage dollar rolls for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
MDRs	$394,365,929	$396,580,603
50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Notes to Consolidated Financial Statements (continued)

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$50,127,586,961
Gross unrealized appreciation	$8,951,549,529
Gross unrealized depreciation	(2,269,224,212)
Net unrealized appreciation	$6,682,325,317

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the six months ended April 30, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	51

Notes to Consolidated Financial Statements (concluded)

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of April 30, 2015, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	8%
Oil, Gas & Consumable Fuels	7
Pharmaceuticals	6
Other[1]	79
[1]	Consists of U.S. Treasury Obligations and Foreign Government Obligations (14%), all other industries less than 4% of long-term investments (65%).

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	98,017,106	$2,015,372,733	267,936,698	$5,827,054,865
Shares issued to shareholders in reinvestment of distributions	83,527,292	1,639,636,815	54,549,228	1,148,613,001
Shares redeemed	(188,863,192)	(3,897,169,900)	(263,807,908)	(5,716,577,951)
Net increase (decrease)	(7,318,794)	$(242,160,352)	58,678,018	$1,259,089,915

Investor A
Shares sold	51,411,515	$1,053,495,434	132,532,020	$2,856,984,212
Shares issued to shareholders in reinvestment of distributions	69,114,793	1,349,805,121	48,122,202	1,007,924,714
Shares redeemed	(103,504,984)	(2,121,818,978)	(222,522,504)	(4,822,660,092)
Net increase (decrease)	17,021,324	$281,481,577	(41,868,282)	$(957,751,166)

Investor B
Shares sold	49,739	$1,015,101	156,982	$3,335,396
Shares issued to shareholders in reinvestment of distributions	1,204,126	22,986,729	1,024,822	20,907,311
Shares redeemed	(3,975,382)	(79,664,594)	(8,764,964)	(184,509,072)
Net decrease	(2,721,517)	$(55,662,764)	(7,583,160)	$(160,266,365)

Investor C
Shares sold	36,383,777	$685,829,800	95,880,065	$1,913,456,863
Shares issued to shareholders in reinvestment of distributions	69,986,144	1,256,939,374	42,231,571	817,979,281
Shares redeemed	(94,577,441)	(1,780,318,780)	(137,140,748)	(2,740,323,509)
Net increase (decrease)	11,792,480	$162,450,394	970,888	$(8,887,365)

Class R
Shares sold	5,702,431	$112,428,624	12,589,737	$262,113,249
Shares issued to shareholders in reinvestment of distributions	5,579,865	104,734,062	3,559,691	71,864,086
Shares redeemed	(9,771,454)	(192,699,295)	(16,772,524)	(348,974,272)
Net increase (decrease)	1,510,842	$24,463,391	(623,096)	$(14,996,937)
Total Net Increase	20,284,335	$170,572,246	9,574,368	$117,188,082

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director
Fred G. Weiss, Vice Chair of the Board and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Robert Fairbairn, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, Director, President and Chief Executive Officer
Jennifer McGovern, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Charles Park, Chief Compliance Officer
Fernanda Piedra, Anti-Money Laundering Compliance Officer
Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Fund. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Fund.
Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.
Effective May 14, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent State Street Bank and Trust Company Boston, MA 02110
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	53

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2015	55

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-4/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 1, 2015

3